================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-21274

              GROSVENOR REGISTERED MULTI-STRATEGY MASTER FUND, LLC
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     900 NORTH MICHIGAN AVENUE, SUITE 1100
                            CHICAGO, ILLINOIS 60611
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

             Scott J. Lederman                     George J. Zornada, Esq.
Grosvenor Registered Multi-Strategy Funds              K&L Gates LLP
        900 North Michigan Avenue                State Street Financial Center
              Suite 1100                               One Lincoln Street
        Chicago, Illinois 60611                Boston, Massachusetts  02111-2950

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (312) 506-6500

                       Date of fiscal year end: March 31

                    Date of reporting period: March 31, 2011

================================================================================

ITEM 1 - REPORTS TO STOCKHOLDERS

The Report to Shareholders is attached hereto.

GROSVENOR REGISTERED MULTI-STRATEGY MASTER FUND, LLC

FINANCIAL STATEMENTS

FOR THE YEAR ENDED MARCH 31, 2011

WITH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

              Grosvenor Registered Multi-Strategy Master Fund, LLC
                              Financial Statements
                           Year Ended March 31, 2011

                                    CONTENTS

Report of Independent Registered Public Accounting Firm   1
Statement of Assets, Liabilities and Members' Capital     2
Schedule of Investments                                   3
Statement of Operations                                   7
Statements of Changes in Members' Capital                 8
Statement of Cash Flows                                   9
Financial Highlights                                     10
Notes to Financial Statements                            11

     The Registrant files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Registrant's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on Form N-Q is available without charge, upon request, by calling (866) 921-7951.

     A description of the policies and procedures that the Registrant uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 921-7951 and on the Commission's website at http://www.sec.gov.

Information regarding how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available without charge, upon request, by calling (866) 921-7951, and on the Commission's website at http://www.sec.gov.

(PWC LOGO)

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members of Grosvenor Registered Multi-Strategy Master Fund, LLC:

In our opinion, the accompanying statement of assets, liabilities and members' capital, including the schedule of investments, and the related statements of operations, of changes in members' capital and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Grosvenor Registered Multi-Strategy Master Fund, LLC (the "Company") at March 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its members' capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at March 31, 2011 by correspondence with the custodian and underlying portfolio funds, provide a reasonable basis for our opinion.

(PRICEWATERHOUSECOOPERS LLP LOGO)

May 27, 2011

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606
T: (312) 298 2000, F: (312) 298 2001, www.pwc.com/us

              Grosvenor Registered Multi-Strategy Master Fund, LLC
             Statement of Assets, Liabilities and Members' Capital
                                 March 31, 2011

ASSETS
Investments in Portfolio Funds, at fair value (cost $410,377,057)                           $480,744,130
Cash and cash equivalents                                                                      6,601,046
Redemptions receivable from investments in Portfolio Funds                                    41,901,605
Investments in Portfolio Funds paid in advance                                                30,550,000
Other assets                                                                                       1,393
                                                                                            ------------

   TOTAL ASSETS                                                                              559,798,174
                                                                                            ------------

LIABILITIES

Members' subscriptions received in advance                                                    13,300,000
Repurchase of Members' interests payable                                                      11,313,558
Advisory fee payable                                                                             455,216
Professional fees payable                                                                        181,863
Administration fee payable                                                                        35,883
Subadviser out-of-pocket expenses payable                                                          4,167
Other liabilities                                                                                 16,587
                                                                                            ------------

   TOTAL LIABILITIES                                                                          25,307,274
                                                                                            ------------

   NET ASSETS                                                                               $534,490,900
                                                                                            ============

Net Capital*                                                                                $464,123,827
Net accumulated unrealized appreciation on investments in Portfolio Funds                     70,367,073
                                                                                            ------------
   MEMBERS' CAPITAL                                                                         $534,490,900
                                                                                            ============

-------------------
* Net capital includes net subscriptions, cumulative net investment income/(loss) and cumulative net realized gain/(loss) from investments in Portfolio Funds.

   The accompanying notes are an integral part of these financial statements.

              Grosvenor Registered Multi-Strategy Master Fund, LLC
                            Schedule of Investments
                                 March 31, 2011

                                                                                                         FIRST
                                    FIRST                                      % OF      % OWNERSHIP   AVAILABLE
                                 ACQUISITION                       FAIR      MEMBERS'   OF PORTFOLIO   REDEMPTION
PORTFOLIO FUNDS*                    DATE           COST          VALUE**      CAPITAL      FUND***     DATE ****    LIQUIDITY*****
------------------------------------------------------------------------------------------------------------------------------------
DISTRESSED
  Anchorage Capital
    Partners, L.P. (a)                8/1/2006    $15,615,000    $ 21,902,100      4.10%      0.67%       N/A         Annually
  Anchorage Short
    Credit Fund, L.P.                 7/1/2007      2,768,079       1,383,326      0.26%      1.02%       N/A         Daily
  Blue Mountain Credit
    Alternatives Fund, L.P.           8/1/2007     10,021,359      13,661,141      2.56%      6.25%       N/A         Quarterly
  Fortress Value
    Recovery Fund, L.P. (b)           1/1/2006      4,300,000         994,929      0.19%      0.34%       N/A            (1)
  Greywolf Capital
    Partners II, L.P. (a)             9/1/2007        117,573         120,319      0.02%      0.04%       N/A            (2)
  GSO Liquidity Partners, L.P.        3/1/2008      1,098,787       1,139,432      0.21%      1.21%       N/A            (3)
  Harbinger Capital
  Partners Special
    Situations Fund, L.P. (a)         7/1/2007      7,297,256       4,657,563      0.87%      0.86%       N/A            (1)
  Highland Crusader Fund, L.P.        8/1/2005      3,465,641       3,678,456      0.69%      1.43%       N/A            (1)
  King Street Capital, L.P. (a)       1/1/2003     11,190,100      15,246,270      2.85%      0.25%       N/A         Quarterly
  Marathon Distressed
    Subprime Fund, L.P.               1/1/2008        605,281         977,034      0.18%      0.28%       N/A    Every 18 months

  Redwood Domestic                                                                                                  Annually -
    Fund, L.P. (a)                    1/1/2003      9,648,599      17,562,273      3.29%      1.27%       N/A     Bi - Annually
  Silver Point Capital
    Fund, L.P. (a)                    1/1/2003     11,874,731      17,057,937      3.19%      0.79%       N/A         Annually
  TCW Special Mortgage
    Credit Fund II, L.P.             10/1/2008      6,249,948       9,900,358      1.85%      1.99%       N/A           (3)
                                                   ----------     ----------      -----
TOTAL DISTRESSED                                   84,252,354     108,281,138     20.26%
                                                   ----------     ----------      -----
EVENT DRIVEN
  Elliott Associates, L.P.            1/1/2003     13,900,000      21,952,083      4.11%      0.34%       N/A      Semi-annually
  Magnetar Capital II Fund, L.P.      1/1/2010     14,679,990      14,966,820      2.80%      4.86%       N/A         Quarterly
  Magnetar Capital, L.P. (a)          7/1/2007      1,245,010       1,140,661      0.21%      0.64%       N/A           (2)
  Owl Creek II, L.P.                  4/1/2010     14,700,000      14,384,769      2.69%      0.98%       N/A         Quarterly
  Perry Partners, L.P. (a)            1/1/2003     18,429,091      23,830,863      4.46%      1.10%       N/A         Quarterly
  Seneca Capital, L.P. (a)            1/1/2003     13,384,682      15,934,749      2.98%      3.26%       N/A         Quarterly(4)
                                                   ----------     ----------      -----
TOTAL EVENT DRIVEN                                 76,338,773      92,209,945     17.25%
                                                   ----------     ----------      -----
  LONG AND/OR SHORT EQUITY
  AKO Partners L.P.                   1/1/2011     12,000,000      11,347,186      2.12%      1.27%    12/31/2011     Quarterly
  Black Bear Fund I, L.P.             1/1/2003         67,788         143,488      0.03%      0.89%       N/A           (5)
  Broad Peak Fund, L.P. (a)           7/1/2007      9,490,256       8,781,271      1.64%      5.75%       N/A         Quarterly
  Brookside Capital
    Partners Fund, L.P.              10/1/2009      6,300,000       6,714,675      1.26%      0.11%    10/31/2011     Quarterly
  Citadel Wellington, LLC             7/1/2008        312,670         277,941      0.05%      0.01%       N/A         Quarterly(6)
  Conatus Capital Partners, L.P.      1/1/2008     12,900,000      14,415,354      2.70%      1.21%       N/A         Quarterly
  Egerton Capital Partners, L.P.      7/1/2008      9,659,763      11,177,427      2.09%      2.42%       N/A         Quarterly

   The accompanying notes are an integral part of these financial statements.

              Grosvenor Registered Multi-Strategy Master Fund, LLC
                            Schedule of Investments(continued)
                                 March 31, 2011

                                    FIRST                                     % OF      % OWNERSHIP   FIRST AVAILABLE
PORTFOLIO FUNDS*                 ACQUISITION                      FAIR      MEMBERS'   OF PORTFOLIO     REDEMPTION
(CONTINUED)                         DATE           COST         VALUE**      CAPITAL      FUND***        DATE ****    LIQUIDITY*****
------------------------------------------------------------------------------------------------------------------------------------
LONG AND/OR SHORT
 EQUITY (CONTINUED)
  Elm Ridge Capital
   Partners, L.P.                   4/1/2003   $  9,940,474   $ 12,149,435      2.27%          1.47%       N/A          Quarterly
  Eminence Partners, L.P.           7/1/2010      9,800,000     10,736,318      2.01%          0.66%       N/A          Quarterly
  Galante Partners, L.P.           10/1/2006      6,574,720      3,684,462      0.69%         11.51%       N/A          Quarterly
  Greenlight Capital
   Qualified, L.P.                  1/1/2003      5,060,000      6,494,031      1.21%          0.30%    2/1/2013        Annually
  Impala Fund, L.P.                 1/1/2007      4,765,392      6,668,105      1.25%          1.32%       N/A          Quarterly
  Impala Transportation
   Fund, L.P.                       1/1/2008      2,475,000      3,031,960      0.57%          2.74%       N/A          Quarterly
  Kingsford Capital
   Partners, L.P.                   1/1/2003      5,055,626      3,730,267      0.70%          6.12%       N/A          Quarterly
  Montrica Global Opportunities
   Fund, L.P. (a)                   8/1/2007        249,495        205,896      0.04%          0.17%       N/A            (2)
  Passport Global
   Strategies III, Ltd.             1/1/2010        497,352        370,239      0.07%          0.31%       N/A            (7)
  Passport II, L.P.                 7/1/2008     12,835,240     10,436,798      1.95%          1.07%       N/A          Quarterly
  Scout Capital
   Partners II L.P.                 9/1/2004      8,887,705     14,065,607      2.63%          2.38%       N/A          Quarterly
  Spring Point Contra
   Partners, L.P.                   1/1/2004      4,224,533      2,995,329      0.56%          5.99%       N/A          Quarterly
                                                                                                                        Quarterly -
  Tremblant Partners, L.P.          1/1/2003      8,861,908     10,783,269      2.02%          4.54%       N/A          Bi- Annually
  Trian Partners, L.P.              4/1/2006     14,529,005     16,754,449      3.13%          3.03%       N/A          Quarterly
  Viking Global Equities, L.P.     12/1/2007      3,600,000      4,806,268      0.90%          0.11%       N/A          Monthly

                                                ------------  ------------   -------
TOTAL LONG AND/OR
SHORT EQUITY                                    148,086,927    159,769,775     29.89%
                                                ------------  ------------   -------
MULTI-ARBITRAGE
  Canyon Value Realization                                                                                              Quarterly -
   Fund, L.P. (a)                   1/1/2003     15,176,650     21,158,504      3.96%          0.82%       N/A          Annually
  Element Capital US
   Feeder Fund LLC                  2/1/2011      5,500,000      5,481,448      1.03%          2.54%       N/A          Monthly
                                                                                                                        Quarterly
  Fir Tree Value Fund L.P.          9/1/2010     11,700,000     13,264,488      2.48%          1.06%    9/1/2011        - Annually
  HBK II Fund, L.P. (a)            11/1/2009     15,310,072     17,396,633      3.25%          2.51%       N/A          Quarterly
  MKP Opportunity
   Partners, L.P.                   4/1/2010      9,600,000      9,838,184      1.84%          4.22%       N/A           Monthly
  Nisswa Fund L.P.                 10/1/2010     18,000,000     19,897,514      3.72%          9.79%       N/A          Quarterly
  OZ Domestic
   Partners, L.P. (a)               1/1/2003     16,244,820     22,454,835      4.20%          1.46%       N/A          Annually
  Stark Investments, L.P. (a)       1/1/2003      9,879,541     10,695,658      2.00%          1.48%       N/A          Annually


   The accompanying notes are an integral part of these financial statements.

              Grosvenor Registered Multi-Strategy Master Fund, LLC
                      Schedule of Investments (continued)
                                 March 31, 2011

                                                                                                 FIRST
                           FIRST                                       % OF      % OWNERSHIP   AVAILABLE
PORTFOLIO FUNDS*        ACQUISITION                        FAIR      MEMBERS'   OF PORTFOLIO   REDEMPTION
(CONTINUED)                DATE            COST          VALUE**      CAPITAL      FUND***     DATE ****   LIQUIDITY*****
--------------------------------------------------------------------------------------------------------------------------
MULTI-ARBITRAGE
 (CONTINUED)
 Stark Select Asset
  Fund LLC                 1/1/2010    $    287,920    $    296,008      0.06%          0.18%       N/A          (8)
                                       ------------    ------------     ----
TOTAL MULTI-ARBITRAGE                   101,699,003     120,483,272     22.54%
                                       ------------    ------------     ----
TOTAL INVESTMENTS
 IN PORTFOLIO FUNDS                    $410,377,057    $480,744,130     89.94%
                                       ------------    ------------     ----
Other Assets,
Less Liabilities                                       $ 53,746,770     10.06%
                                                       ------------    ------
MEMBERS' CAPITAL                                       $534,490,900    100.00%
                                                       ============    ======

The Company's (as defined in the Organization note) investments in the Portfolio Funds shown above, representing 89.94% of Members' Capital have been fair valued in accordance with procedures established by the Board of Directors of the Company.

The Company's investments on March 31, 2011 are summarized below based on the investment strategy of each specific Portfolio Fund.

                          % OF TOTAL INVESTMENTS IN
INVESTMENT STRATEGY            PORTFOLIO FUNDS
                          -------------------------
Long and/or Short Equity                      33.24%
Multi-Arbitrage                               25.06
Distressed                                    22.52
Event Driven                                  19.18
                          -------------------------

TOTAL                                        100.00%
                          =========================

-----------
* Non-income producing investments. The Company's investments in Portfolio Funds are considered to be illiquid and may be subject to limitations on redemptions, including the assessment of early redemption fees.

**   See definition in the Portfolio Valuation note.

*** Based on the most recently available information provided by each Portfolio Fund.

**** From original investment date (excludes side pockets).

*****Available frequency of redemptions after initial lock-up period.

   The accompanying notes are an integral part of these financial statements.

              Grosvenor Registered Multi-Strategy Master Fund, LLC
                      Schedule of Investments (continued)
                                 March 31, 2011

N/A Initial lock-up period that has expired prior to March 31, 2011, has a lock-up that expires prior to the next liquidity date, or the Portfolio Fund did not have an initial lock-up period. However, specific redemption restrictions may apply.

(a) A portion or all of the Company's interest in the Portfolio Fund is held in side pockets which have restricted liquidity.

(b) Formerly known as D.B. Zwirn Special Opportunities Fund, L.P.

(1) The Portfolio Fund is liquidating its assets and is in the process of returning capital to its limited partners in a reasonable manner. The full liquidation is expected to take two to four years or longer.

(2) All of the Company's remaining interest in the Portfolio Fund is held in side pockets.

(3) Finite lived Portfolio Funds in which redemptions are not permitted during the investment period of the Portfolio Fund. Cash proceeds are distributed to limited partners as the Portfolio Fund's investments are realized after the investment period.

(4) Approximately 14% of the fair value of the Company's interest in the Portfolio Fund is held in a special liquidating vehicle ("SLV") which is not available for redemption. The full liquidation is expected to take two to four years or longer.

(5) The balance represents the invested capital in a liquidating vehicle created with the intention of liquidating assets in a reasonable manner.

(6) The Portfolio Fund employs 1/16th investor-level gate as required by the governing documents. Under the "1/16th" gate provision, limited partners can only redeem up to 1/16th of their capital account balances in each redemption period in the event that the Portfolio Fund receives redemption requests exceeding 3% of firm-wide capital.

(7) The balance represents the invested capital in a liquidating vehicle created with the intention of liquidating assets in a reasonable manner. The full liquidation is expected to take from two to four years or longer.

(8) The balance represents the invested capital in a liquidating vehicle created with the intention of liquidating assets in a reasonable manner. The full liquidation is expected to take six months or longer.


   The accompanying notes are an integral part of these financial statements.

              Grosvenor Registered Multi-Strategy Master Fund, LLC
                            Statement of Operations

                           Year Ended March 31, 2011

INVESTMENT INCOME
     Interest                                                                                $     33,567
     Other income                                                                                  52,904
                                                                                             ------------
          TOTAL INVESTMENT INCOME                                                                  86,471
                                                                                             ------------
     EXPENSES
     Advisory fee                                                                               5,139,787
     Professional fees                                                                            284,101
     Administration fee                                                                           213,071
     Directors' fees                                                                              204,500
     Insurance fees                                                                               115,997
     Custodian fees                                                                                24,262
     Subadviser out-of-pocket expenses                                                             22,917
     Other expenses                                                                               106,221
                                                                                              -----------

          TOTAL EXPENSES                                                                        6,110,856
                                                                                             ------------

NET INVESTMENT LOSS                                                                           (6,024,385)
                                                                                             ------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
     Net realized gain from investments in Portfolio Funds                                     17,184,636
     Net change in accumulated unrealized appreciation on investments in Portfolio
      Funds                                                                                    26,908,611
                                                                                             ------------

          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                      44,093,247
                                                                                             ------------

NET INCREASE IN MEMBERS' CAPITAL RESULTING FROM OPERATIONS                                    $38,068,862
                                                                                             ============

   The accompanying notes are an integral part of these financial statements.

              Grosvenor Registered Multi-Strategy Master Fund, LLC
                   Statements of Changes in Members' Capital


                                                                   SPECIAL
                                                                   MEMBERS              MEMBERS                  TOTAL
                                                                  ----------        --------------           --------------
MEMBERS' CAPITAL, MARCH 31, 2009                                  $       -         $ 451,394,835            $  451,394,835

Members' subscriptions                                                    -            18,555,000                18,555,000

Members' interests repurchased                                     (372,677)          (59,300,150)             (59,672,827)
                                                                  ----------        --------------           --------------
Net decrease in Members' Capital resulting from capital
 transactions                                                      (372,677)          (40,745,150)             (41,117,827)
                                                                  ----------        --------------           --------------
Net investment loss                                                       -            (5,848,521)              (5,848,521)

Net realized loss from investments                                        -            (8,688,921)              (8,688,921)

Net change in accumulated unrealized appreciation on
 investments                                                              -            91,778,180                91,778,180
                                                                  ----------        --------------           --------------
Net increase in Members' Capital resulting from operations                -            77,240,738                77,240,738
                                                                  ----------        --------------           --------------
Reallocation of incentive allocation                                372,677              (372,677)                        -

MEMBERS' CAPITAL, MARCH 31, 2010                                          -           487,517,746               487,517,746

Members' subscriptions                                                    -            79,300,000                79,300,000

Members' interests repurchased                                            -           (70,395,708)             (70,395,708)
                                                                  ----------        --------------           --------------
Net increase in Members' Capital resulting from capital
 transactions                                                             -             8,904,292                 8,904,292
                                                                  ----------        --------------           --------------
Net investment loss                                                       -            (6,024,385)              (6,024,385)

Net realized gain from investments                                        -            17,184,636                17,184,636

Net change in accumulated unrealized appreciation on
 investments                                                              -            26,908,611                26,908,611
                                                                  ----------        --------------           --------------
Net increase in Members' Capital resulting from operations                -            38,068,862                38,068,862
                                                                  ----------        --------------           --------------
MEMBERS' CAPITAL, MARCH 31, 2011                                  $       -         $ 534,490,900            $  534,490,900
                                                                  ==========        ==============           ==============

   The accompanying notes are an integral part of these financial statements.

              Grosvenor Registered Multi-Strategy Master Fund, LLC
                            Statement of Cash Flows
                           Year Ended March 31, 2011


CASH FLOWS FROM OPERATING ACTIVITIES

Net increase in Members' Capital resulting from operations                                          $    38,068,862
Adjustments to reconcile net increase in Members' Capital resulting from operations to net cash used in operating activities:
     Net change in accumulated unrealized appreciation on investments                                  (26,908,611)
     Net realized gain from Portfolio Fund redemptions                                                 (17,184,636)
     Purchases of Portfolio Funds                                                                     (153,548,800)
     Proceeds from Portfolio Funds                                                                      127,979,666
(Increase)/Decrease in operating assets:
     Prepaid insurance                                                                                      107,476
     Other assets                                                                                             4,439
Increase/(Decrease) in operating liabilities:
     Advisory fee payable                                                                                    48,612
     Professional fees payable                                                                               31,710
     Administration fee payable                                                                               3,065
     Sub-Adviser out-of-pocket expenses payable                                                             (2,083)
     Other liabilities                                                                                      (5,084)
                                                                                                    ---------------

     NET CASH USED IN OPERATING ACTIVITIES                                                             (31,405,384)
                                                                                                    ---------------
CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from Members' subscriptions                                                                     92,600,000
Payments for Members' interests repurchased                                                            (59,082,150)
                                                                                                    ---------------

     NET CASH PROVIDED BY FINANCING ACTIVITIES                                                          33,517,850
                                                                                                    ---------------

Net increase in cash and cash equivalents                                                                 2,112,466

Cash and cash equivalents at beginning of year                                                            4,488,580
                                                                                                    ---------------

CASH AND CASH EQUIVALENTS AT END OF YEAR                                                            $     6,601,046
                                                                                                    ===============

   The accompanying notes are an integral part of these financial statements.

              Grosvenor Registered Multi-Strategy Master Fund, LLC
                              Financial Highlights

The following represents certain ratios to average Members' Capital, total return, and other supplemental information for the periods indicated:

                                                                                 YEARS ENDED MARCH 31,
                                                  -----------------------------------------------------------------------------
                                                       2011             2010(*)          2009              2008        2007
                                                  --------------   --------------   --------------   --------------  ----------
Ratios to average Members' Capital: (a)

Net investment loss - prior to incentive
allocation, net of waivers: (b)                     (1.18%)          (1.23%)         (1.11%)           (1.09%)         (1.21%)
Incentive Allocation:                                 0.00%  (d)     (0.08%) (c)       0.00%  (c)      (0.37%) (c)     (0.47%) (c)
                                                  -----------      ----------       ----------       ----------      ---------
Net investment loss - net of incentive
allocation, net of waivers: (b)                     (1.18%)         ( 1.31%)         (1.11%)           (1.46%)         (1.68%)
                                                  ===========      ==========       ==========       ==========      =========
Expenses: (b)                                         1.20%            1.24%           1.28%             1.36%           1.42%
Incentive allocation:                                 0.00%  (d)       0.08%  (c)      0.00%  (c)        0.37% (c)       0.47% (c)
                                                  -----------      ----------       ----------       ----------      ---------
Total expenses and incentive
allocation:                                           1.20%            1.32%           1.28%             1.73%           1.89%
                                                  ===========      ==========       ==========       ==========      =========
Total return - prior to incentive
allocation: (e)                                       7.59%           17.71%         (18.64%)            2.43%          10.22%
Incentive allocation:                                 0.00%  (d)     (0.08%) (c)      0.00%   (c)      (0.22%) (c)     (0.49%) (c)
                                                  -----------      ----------       ----------       ----------      ---------
Total return - net of incentive
allocation: (e)                                       7.59%           17.63%         (18.64%)            2.21%           9.73%
                                                  ===========      ==========       ==========       ==========      =========

Portfolio turnover rate: (f)                         27.82%           20.41%           16.36%           14.01%          17.15%
                                                  ===========      ==========       ==========       ==========     ==========

MEMBERS CAPITAL, END OF YEAR ($000)               $ 534,491        $ 487,518        $ 451,395        $ 289,451       $ 177,476

----------
* The Company reorganized into a "master/feeder" structure during this period.

(a) Average Members' Capital is determined using the net assets at the beginning of each month during the period.

(b)  Ratio does not reflect the Company's proportionate share of the net income
     (loss) and expenses, including incentive fees or allocations, of the Portfolio Funds. The Portfolio Funds' expense ratios, excluding incentive fees or allocations, range from 0.51% to 11.22% (unaudited). The Portfolio Funds' incentive fees or allocations can be up to 20% of profits earned (unaudited).

(c) Calculated based on the amount reallocable to the Special Members for the period indicated, had the measurement period for incentive allocation closed on the dates indicated (not annualized). Calculation period for 2010 period displayed began April 1, 2009 and ended December 31, 2009.

(d)  As of January 1, 2010, the Incentive Allocation was eliminated (see Note
     6).

(e) Total return assumes a purchase of an interest in the Company on the first day and a sale of an interest on the last day of the period and is calculated using geometrically linked monthly returns. An individual Member's return may vary from these returns based on the timing of Member subscriptions and redemptions.

(f)  The ratio excludes in-kind transactions.

   The accompanying notes are an integral part of these financial statements.

              Grosvenor Registered Multi-Strategy Master Fund, LLC
                         Notes to Financial Statements
                                 March 31, 2011

1. ORGANIZATION

     Grosvenor Registered Multi-Strategy Master Fund, LLC (the "Company") is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company and is operating as a diversified investment company. The primary investment objectives of the Company are to provide investors:
     (i) an attractive, long-term rate of return, on an absolute basis as well as a risk-adjusted basis; (ii) low performance volatility; and (iii) minimal correlation with the equity and fixed income markets. The Company employs a multi-strategy, multi-manager investment strategy premised on the risk control benefits of diversification and the value of a hedged investment approach. The Company seeks diversification by investing in partnerships and other private investment vehicles (the "Portfolio Funds") that (i) pursue non-traditional investment strategies and (ii) are expected to exhibit a low degree of performance correlation, not only with broad market indices but also with each other. These Portfolio Funds are managed by selected investment managers ("Investment Managers") who specialize in the chosen strategies. There can be no assurance that the investment objective of the Company will be achieved.

     On January 1, 2010, pursuant to member approval, the Company was reorganized into a "master/feeder" investment structure (the "Reorganization"). Effective as of the close of business on that date, the Company became a master fund, and members of the Company contributed their interests to a new entity, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC (the "TI 1 Fund"), in exchange for interests in the TI 1 Fund. The TI 1 Fund in turn invested substantially all of its assets into the Company. The TI 1 Fund had no assets, liabilities, or operations prior to the Reorganization.

     The TI 1 Fund and Grosvenor Registered Multi-Strategy Fund (TI 2), LLC (the "TI 2 Fund") are each a Delaware limited liability company that is registered under the 1940 Act as a closed-end, diversified, management investment company. The TI 1 Fund, the TI 2 Fund and Grosvenor Multi-Strategy Offshore Fund, Ltd., a Cayman Islands exempted company (the "Offshore Fund" and together with the TI 1 Fund and TI 2 Fund, the "Feeder Funds" and the Company's "Members"), pursue their investment objectives by investing substantially all of their assets in the Company. The Feeder Funds have the same investment objectives and substantially the same investment policies as the Company (except that the Feeder Funds pursue their investment objectives by investing in the Company).

     Effective April 1, 2010, Bank of America Capital Advisors LLC ("BACA") served as the investment adviser (the "Adviser") of the Company. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser is an indirect wholly-owned subsidiary of Bank of America Corporation ("BAC"). BAC is a financial holding company which has its principal executive offices at 101 North Tryon Street, Charlotte, North Carolina. The Adviser provided various management and administrative services to the Company.

              Grosvenor Registered Multi-Strategy Master Fund, LLC
                    Notes to Financial Statements(continued)
                                 March 31, 2011

     The Adviser has retained Grosvenor Capital Management, L.P. ("Grosvenor" or the "Subadviser") as the subadviser to the Company, which is also registered as an investment adviser under the Advisers Act. The Subadviser is responsible for implementing the Company's investment strategy and managing the Company's investment portfolio on a day-to-day basis, in accordance with the investment objective, philosophy and strategy described in the Company's registration statement and is subject to oversight by the Adviser and the Board of Directors (the "Board") of the Company.

     The Board has overall responsibility to manage and supervise the operations of the Company, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Company's business. The Board exercises the same powers, authority and responsibilities on behalf of the Company as customarily exercised by directors of a typical investment company registered under the 1940 Act organized as a corporation. The Board has engaged the Adviser to manage the day-to-day operations of the Company.

     As of March 31, 2011, the TI 1 Fund's ownership of the Company's Members' Capital was 91.49%, the TI 2 Fund's ownership of the Company's Members' Capital was 1.84%, and the Offshore Fund's ownership of the Company's Members' Capital was 6.67%.

     Interests in the Company ("Interests") are generally offered only to the Feeder Funds, and subscriptions for Interests may be accepted as of the first day of each month or at such times as the Board may determine. The Company may, from time to time, offer to repurchase Interests from its Members pursuant to written tenders by Members. These repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, subject to the liquidity of the Company's assets and other factors considered by the Board. The Adviser expects that it will recommend to the Board that the Company offer to repurchase Interests from Members four times each year, effective as of the last day of each calendar quarter. Members can only transfer or assign Interests under certain limited circumstances.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Company's financial statements are reasonable and prudent; however, the actual results could differ from these estimates.

B. NEW ACCOUNTING PRONOUNCEMENTS

     In January 2010, the Financial Accounting Standards Board ("FASB") issued Acounting Standards Update No. 2010-06 ("ASU 2010-06" or "ASU"), Fair Value Measurements and Disclosures - Improving Disclosures about Fair Value Measurements. ASU 2010-06 is intended to improve disclosures about fair value measurements and thereby improve transparency of financial reporting.

              Grosvenor Registered Multi-Strategy Master Fund, LLC
                    Notes to Financial Statements(continued)
                                 March 31, 2011

     The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for certain disclosures about purchases, sales, issuances and settlements in the roll-forward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. The Company has implemented the new requirement to disclose gross significant transfers in and/or out of Level 2 and Level 3 and the reasons for those transfers in the March 31, 2011 financial statements.

     Management amended the Company's policy with respect to classification within the fair value hierarchy of investments in other investment funds. This policy amendment resulted in reclassification of certain investments from Level 3 to Level 2.

C. COMPANY EXPENSES

     The Company bears certain expenses incurred in its business, including, but not limited to, the following: fees paid directly or indirectly to the investment managers and general operating expenses of the Portfolio Funds; all costs and expenses directly related to portfolio transactions and positions for the Company's account; legal fees; accounting and auditing fees; custodial fees; fees paid to the Company's administrator; costs of insurance; advisory fees; subadvisory out-of-pocket fees; the fees and travel expenses and other expenses of the Board; all costs with respect to communications regarding the Company's transactions between the Adviser and any custodian or other agent engaged by the Company; and other types of expenses approved by the Board. Expenses, including incentive fees or allocations, of the underlying Portfolio Funds are not included in expenses reported on the Statement of Operations as the effect of these expenses is recognized in realized and unrealized gains and losses.

D. INCOME TAXES

     As a limited liability company that is treated as a partnership, no provision for the payment of federal, state or local income taxes has been provided by the Company. Each Member is individually required to report on its own tax return its share of the Company's taxable income or loss. The Company has a tax year end of December 31.

     The cost of the Company's investments in the Portfolio Funds for federal income tax purposes is based on amounts reported to the Company by the Portfolio Funds on a Schedule K-1. As of March 31, 2011, the Company has not yet received information to determine the current tax cost of the Portfolio Funds as of March 31, 2011. Based on the amounts reported to the Company on Schedule K-1 as of December 31, 2010, and after adjustment for purchases and sales between December 31, 2010 and March 31, 2011, the estimated cost of the Portfolio Funds at March 31, 2011 for federal tax purposes is $452,075,310. The resulting estimated net unrealized appreciation for tax purposes on the Portfolio Funds at March 31, 2011 is $28,668,820.

     The authoritative guidance on accounting for and disclosure of uncertainty in tax positions requires management to determine whether a tax position of the Company is "more likely than not" to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a

              Grosvenor Registered Multi-Strategy Master Fund, LLC
                    Notes to Financial Statements(continued)
                                 March 31, 2011

     greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Company has determined that there are no unrecognized tax benefits or liabilities relating to uncertain income tax positions taken on prior years' returns or expected to be taken on the tax return for the year ended December 31, 2010. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2011, the Company did not incur any interest or penalties.

E. SECURITY TRANSACTIONS

     Purchases of investments in the Portfolio Funds are recorded as of the first day of legal ownership of a Portfolio Fund and withdrawals from the Portfolio Funds are recorded as of the last day of legal ownership. Realized gains or losses on investments in the Portfolio Funds are recorded at the time of the disposition of the respective investment on an average cost basis.

F. OTHER

     Net investment income or loss and net realized and unrealized gain or loss from investments of the Company for each fiscal period are allocated between, and credited to or debited against, the capital accounts of Members as of the last day of the fiscal period in accordance with each Member's respective investment percentage for the fiscal period, as defined in the Company's Limited Liability Company Agreement (the "Operating Agreement").

     Cash and cash equivalents consist of amounts maintained in a PFPC Trust Company interest-bearing account and include overnight deposits in BlackRock Liquidity Funds - Temp Fund, an affiliate of BAC. Interest income is recorded on the accrual basis. In circumstances when insured limits are exceeded, the risk of default depends on the creditworthiness of the counterparties to each of these transactions. The Fund has not experienced and does not expect to experience any losses in such accounts.

3. PORTFOLIO VALUATION

     The net asset value (the "NAV") of the Company is determined by, or at the direction of, the Adviser as of the close of business at the end of each fiscal period (as defined in the Company's Operating Agreement), in accordance with the valuation principles set forth below, or as may be determined from time to time, pursuant to valuation procedures established by the Board. Pursuant to the valuation procedures, the Board has delegated to the Adviser the general responsibility for valuation of the investments in the Portfolio Funds subject to the oversight by the Board.

     The investments in the Portfolio Funds are recorded at fair value, generally at an amount equal to the NAV of the Company's investment in the Portfolio Funds as determined by the Portfolio Fund's general partner or investment manager. If no such information is available or if such information is deemed to be not reflective of fair value, an estimated fair value is determined in good faith by the Adviser pursuant to the Company's valuation procedures. Generally, the NAVs of investments in the Portfolio Funds are determined whereby the Company records the investment and subsequent subscriptions at its acquisition

              Grosvenor Registered Multi-Strategy Master Fund, LLC
                    Notes to Financial Statements(continued)
                                 March 31, 2011

     cost which represents its fair value. The investment is adjusted to reflect the Company's share of net investment income or loss and unrealized and realized gain or loss that reflects the changes in the fair value of the investment for the period.

     The Portfolio Funds record their investments at fair value in accordance with GAAP or International Financial Reporting Standards. The Portfolio Funds generally hold positions in readily marketable securities and derivatives that are valued at quoted market values and/or less liquid non-marketable securities and derivatives that are valued at estimated fair value. Accordingly, valuations do not necessarily represent the amounts that might be realized from the sale or other dispositions of investments, nor do they reflect other expenses or fees that might be incurred upon disposition. The mix and concentration of more readily marketable securities and less liquid non-marketable securities varies across the Portfolio Funds based on various factors, including the nature of their investment strategy and market forces.

     Because of the inherent uncertainty of valuations of the investments in the Portfolio Funds, their estimated values may differ significantly from the values that would have been used had a ready market for the Portfolio Funds existed, and the differences could be material. Net change in accumulated unrealized appreciation on investments in the Statement of Operations is net of fees and performance-based compensation payable to the investment managers of the Portfolio Funds.

     Some of the Portfolio Funds may invest all or a portion of their assets in illiquid securities and may hold a portion or all of these investments independently from the main portfolio. These separate baskets of illiquid securities ("side pockets") may be subject to additional restrictions of liquidity that are stricter than the liquidity restrictions applicable to general interests in the Portfolio Fund. If the Company withdraws its interest from such a Portfolio Fund, it may be required to maintain its holding in the side pocket investments for an extended period of time and retain this remaining interest in the Portfolio Fund. In instances, where such a Portfolio Fund closes its operations, the Company may receive an "in-kind" distribution of a side pocket's holdings in liquidation of its entire interest in the Portfolio Fund. The value of side pockets may fluctuate significantly. As of March 31, 2011, the Company's investments in side pockets and special liquidating vehicles represented 2.82% of the Company's net assets. Additionally, the governing documents of the Portfolio Funds generally provide that the Portfolio Funds may suspend, limit or delay the right of their investors, such as the Company, to withdraw capital. The primary restrictions applicable to individual Portfolio Funds as of March 31, 2011 are described in detail on the Company's Schedule of Investments.

     The Company uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

              Grosvenor Registered Multi-Strategy Master Fund, LLC
                    Notes to Financial Statements(continued)
                                 March 31, 2011

     - Level 1-Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Company has the ability to access at the measurement date;

     - Level 2-Quoted prices which are not considered to be active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

     - Level 3-Prices, inputs or modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

     The preparation of the Schedule of Investments in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the Schedule of Investments and accompanying notes. Management believes that the estimates utilized in preparing the Company's Schedule of Investments are reasonable and prudent; however, the actual results could differ from these estimates. The Company relies upon the authoritative guidance under GAAP for estimating the fair value of investments in the Portfolio Funds that have calculated their NAVs in accordance with the specialized accounting guidance for investment companies. Accordingly, the Company estimates the fair value of an investment in a Portfolio Fund using the NAV of the investment (or its equivalent) without further adjustment unless the Adviser determines that the NAV is deemed to be not reflective of the fair value.

     Investments may be classified as Level 2 when market information (observable NAVs) is available, yet the investment is not traded in an active market and/or the investment is subject to transfer restrictions, or the valuation is adjusted to reflect illiquidity and/or non-transferability. Market information, including observable NAVs, subscription and redemption activity at the underlying Portfolio Fund, and the length of time until the investment will become redeemable is considered when determining the proper categorization of the investment's fair value measurement within the fair valuation hierarchy. Portfolio Fund investment lots that have observable market inputs (published NAVs) and that the Company has the ability to redeem from within twelve months of the balance sheet date are classified in the fair value hierarchy as Level 2.

     The Company's investments in the Portfolio Funds that have unobservable inputs and/or from which the Company does not have the ability to redeem within twelve months are classified in the fair value hierarchy as Level 3. When observable prices are not available for these securities, the Company uses the market approach, as defined in the authoritative guidance on fair value measurements, to evaluate the fair value of such Level 3 instruments. Although the Company does not have the ability to redeem from the Portfolio Funds classified in Level 3 of the fair value hierarchy within twelve months of the measurement date, these Portfolio Funds may transact with other investors at the net asset value of the investment (or its equivalent). In certain circumstances, the Adviser may make adjustments to the reported NAV of a Portfolio Fund when it believes that the reported NAV is not representative of fair value. Specifically, for certain Portfolio Funds in liquidation, the reported NAV is adjusted based on the Adviser's estimate of the net realizable value of the Portfolio Fund in liquidation. As of March 31, 2011, approximately 8.6% of investments in Portfolio Funds classified in Level 3 of the fair value hierarchy were fair valued using such approach.

              Grosvenor Registered Multi-Strategy Master Fund, LLC
                    Notes to Financial Statements(continued)
                                 March 31, 2011

     The following table sets forth information about the level within the fair value hierarchy at which the Portfolio Fund investments are measured at March 31, 2011:

                                                   Level 2                Level 3
                               Level 1           Significant            Significant         Total Fair Value at
Description                 Quoted Prices     Observable Inputs     Unobservable Inputs          03/31/2011
----------------------------------------------------------------------------------------------------------------
Portfolio Funds
  Distressed                  $          -    $       77,281,047    $         31,000,091    $        108,281,138
  Event Driven                           -            90,615,284               1,594,661              92,209,945
  Long and/or Short Equity               -           154,827,152               4,942,623             159,769,775
  Multi-Arbitrage                        -           115,042,263               5,441,009             120,483,272
----------------------------------------------------------------------------------------------------------------
Total Portfolio Funds         $          -    $      437,765,746    $         42,978,384    $        480,744,130
----------------------------------------------------------------------------------------------------------------

     The level classifications in the table above may not be indicative of the risk associated with the investment in each Portfolio Fund.

     The Company recognizes transfers into and out of the levels indicated on the actual date of the event or change in circumstances that caused the transfer. All transfers into and out of Level 2 and Level 3 can be found in the Level 3 reconciliation table shown below. There were no transfers between Level 1 and Level 2 for the year ended March 31, 2011.

     The following table includes a roll-forward of the amounts for the year ended March 31, 2011 for the investments classified within Level 3. The classification of an investment within Level 3 is based on the significance of the unobservable inputs to the overall fair value measurement.

                                                                     LONG AND/OR         MULTI-
                                  DISTRESSED      EVENT DRIVEN      SHORT EQUITY       ARBITRAGE           TOTAL
-------------------------------------------------------------------------------------------------------------------
Balance as of March 31, 2010     $94,345,126     $  46,193,420     $  59,059,525     $ 52,812,056     $ 252,410,127
Transfer from Level 2 *              518,897            74,398                 -            3,554           596,849
Net realized gain / (loss)         1,690,323                 -          (534,257)        (203,760)          952,306
Net change in unrealized
  appreciation / depreciation      3,561,178           302,572           358,171         (524,560)        3,697,361
Net purchases / (sales)          (17,334,965)                -           527,208         (545,667)      (17,353,424)
Transfer into Level 2 **         (51,780,468)      (44,975,729)      (54,468,024)     (46,100,614)     (197,324,835)
-------------------------------------------------------------------------------------------------------------------
Balance as of March 31, 2011     $31,000,091     $   1,594,661     $   4,942,623     $  5,441,009     $  42,978,384
-------------------------------------------------------------------------------------------------------------------

------------
* Transfers include investments in Portfolio Funds that were previously categorized as Level 2 investments for the year ended March 31, 2010, with a fair value of $596,849, which have been re-classified as Level 3 effective April 1, 2010. Such transfers were primarily the result of changes in redemption terms and the Company's inability to redeem from these investments within twelve months of the balance sheet date.

** Transfers include investments in Portfolio Funds that were previously categorized as Level 3 investments for the year ended March 31, 2010, with a fair value of $197,324,835, which have been re-classified as Level 2 effective April 1, 2010. Such transfers were primarily the result of the changes in the Company's policy described in Note 2.b.

              Grosvenor Registered Multi-Strategy Master Fund, LLC
                    Notes to Financial Statements(continued)
                                 March 31, 2011

     The net realized and unrealized gains (losses) in the table above are reflected in the accompanying Statement of Operations. Net unrealized appreciation for the year ended March 31, 2011 for Level 3 investments held by the Company as of March 31, 2011 was an increase of $3,964,367 as shown in the table below:

Investments in                    Net change in
Portfolio Funds              unrealized appreciation
-------------------------    -----------------------
Distressed                   $             4,023,250
Event Driven                                 302,572
Long and/or Short Equity                     358,171
Multi-Arbitrage                             (719,626)
                             -----------------------
Total                        $             3,964,367
                             =======================

     The Company follows authoritative guidance that permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV for the investment. In using the NAV, certain attributes of the investment that may impact the fair value of the investment are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor's ability to redeem its investments at the measurement date and any unfunded commitments. The Company is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has determined that the NAV, as calculated by the reporting entity, generally represents the fair value of the investments. A listing of the investments held by the Company and their attributes as of March 31, 2011, that may qualify for these valuations are shown in the table below.

              Grosvenor Registered Multi-Strategy Master Fund, LLC
                   Notes to Financial Statements (continued)
                                 March 31, 2011

INVESTMENT                             REDEMPTION                        REDEMPTION RESTRICTIONS
CATEGORY              FAIR VALUE       FREQUENCY       NOTICE PERIOD            AND TERMS*
---------------------------------------------------------------------------------------------------
Distressed (a)       $108,281,138       Daily -        30 - 180 Days  0-4 years.
                                      Bi-Annually                     Side pocket & liquidating
                                                                      vehicle arrangements exist for
                                                                      5%** of the Portfolio Funds.

Event Driven (b)     $ 92,209,945     Quarterly -       60 - 90 Days  0-1 years.
                                     Semi-Annually                    Side pocket & liquidating
                                                                      vehicle arrangements exist for
                                                                      4%** of the Portfolio Funds.

Long and/or Short    $159,769,775      Monthly -        30 - 90 Days  0-2 years.
Equity (c )                           Bi-Annually                     Side pocket & liquidating
                                                                      vehicle arrangements exist for
                                                                      1%** of the Portfolio Funds.

Multi-Arbitrage (d)  $120,483,272  Monthly - Annually   30 - 90 Days  0-1 years.
                                                                      Side pocket & liquidating
                                                                      vehicle arrangements exist for
                                                                      5%** of the Portfolio Funds.

----------
* The information summarized in the table above represents the general terms of the specific asset class. Individual Portfolio Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Portfolio Funds have the flexibility, as provided for in constituent documents, to modify and waive such terms.

** Reflects fair value of investments in each respective investment category.

The Company's investments reflect their estimated fair value, which for marketable securities would generally be the last sales price on the primary exchange for such security, and for the Portfolio Funds, would generally be the NAV as provided by the Portfolio Fund or its administrator. For each of the classes below, the fair value of the Portfolio Funds has been estimated based upon the NAV of the Portfolio Funds, subject to adjustments by the Adviser if deemed necessary.

(A) DISTRESSED SECURITIES This class includes the Portfolio Funds that invest in debt and equity securities of companies in financial difficulty, reorganization or bankruptcy, nonperforming and subperforming bank loans, and emerging market debt. As of March 31, 2011, the Company had no unfunded capital commitments to the Portfolio Funds within this strategy.

(B) EVENT DRIVEN This class includes the Portfolio Funds that take significant positions in companies with special situations, including distressed stocks, mergers and takeovers. As of March 31, 2011, the Company had no unfunded capital commitments to the Portfolio Funds within this strategy.

              Grosvenor Registered Multi-Strategy Master Fund, LLC
                   Notes to Financial Statements (continued)
                                 March 31, 2011

     (C) LONG AND/OR SHORT EQUITIES This class includes the Portfolio Funds that make long and short investments in equity securities that are deemed by the Investment Managers to be under or overvalued. The Investment Managers typically do not attempt to neutralize the amount of long and short positions. As of March 31, 2011, the Company had no unfunded capital commitments to the Portfolio Funds within this strategy.

     (D) MULTI-ARBITRAGE This class includes the Portfolio Funds that seek to exploit price differences of identical or similar financial instruments, on different markets or in different forms by simultaneously purchasing and selling an asset in order to profit from the difference. As of March 31, 2011, the Company had no unfunded capital commitments to the Portfolio Funds within this strategy.

     As of March 31, 2011, the Company had investments in 50 Portfolio Funds. The Company, as an investor in these Portfolio Funds is charged management fees of up to 3% (per annum) of the NAV of its ownership interests in the Portfolio Funds, as well as incentive fees or allocations of up to 20% of net profits earned that are attributable to the Company's ownership interests in such Portfolio Funds. The Company also generally bears a pro rata share of the other expenses of each Portfolio Fund in which it invests. Total expenses, including incentive fees or allocations, for the year ended March 31, 2011, ranged from approximately 0.51% to 12.38% of the Company's average invested capital in each Portfolio Fund. Incentive fees or allocations ranged from approximately 0.00% to 8.27% of the Company's average invested capital in each Portfolio Fund. These ratios may vary over time depending on the allocation of the Company's assets among the Portfolio Funds and the actual expenses and investment performance of the Portfolio Funds. Although the preceding ranges of Portfolio Fund expense ratios are based on audited financial data received from the Portfolio Funds, the ranges were not audited by the Company's independent registered public accounting firm.

     For the year ended March 31, 2011, aggregate purchases and sales of the Portfolio Funds amounted to $133,998,800 and $137,850,084, respectively.

4. CAPITAL COMMITMENTS OF THE COMPANY TO THE PORTFOLIO FUNDS

     As of March 31, 2011, the Company had no unfunded capital commitments to the Portfolio Funds.

5. ADVISORY FEE

     Pursuant to the terms of the advisory agreement between the Company and the Adviser, the Company pays the Adviser a monthly fee at an annual rate of 1.00% (the "Advisory Fee") based on the Company's net assets determined as of the last business day of each month before taking into consideration the Advisory Fee. For the year ended March 31, 2011, the Advisory Fee was $5,139,787. Pursuant to the terms of a subadvisory agreement between the Adviser and the Subadviser, the Adviser pays 75% of the Advisory Fee it receives from the Company to the Subadviser. The Subadviser is also reimbursed by the Company for out-of-pocket expenses incurred by the Subadviser related to the Company, up to an annual limit of $25,000.

              Grosvenor Registered Multi-Strategy Master Fund, LLC
                   Notes to Financial Statements (continued)
                                 March 31, 2011

6. INCENTIVE ALLOCATION
     As part of the Reorganization, the incentive allocation was eliminated as of January 1, 2010. Prior to the Reorganization, an incentive allocation was calculated with respect to each Member on the last business day of a calendar year and upon repurchase of all or any portion of such Investor's Interest (an "Incentive Period"). An Incentive Period for each Member's Interest started immediately following the preceding Incentive Period and ended on the first to occur of: (i) the next occurring last business day of a calendar year; (ii) the next repurchase of all or any portion of such Member's Interest; (iii) the withdrawal of the Adviser or Subadviser (collectively the "Special Members") in connection with such party ceasing to serve as Adviser or Subadviser to the Company; or (iv) the dissolution of the Company. The aggregate incentive allocation (to the Special Members) for an Incentive Period equaled 10% of the amount, if any, in excess of (a) profit net of losses (after taking into account expenses, including the advisory fee paid by the Company) allocated to each Member's capital account for such Incentive Period over (b) the greater of (i) the Member's Hurdle Rate Amount for that Incentive Period and (ii) the balance in the Member's Loss Carryforward as of the end of the prior Incentive Period.

     A Member's "Loss Carryforward" for the initial Incentive Period was zero and for each Incentive Period thereafter was equal to the Member's Loss Carryforward as of the end of the immediately preceding Incentive Period, increased or decreased, but not below zero, by the positive or negative difference between the net losses over net profits allocated to the Member for the current Incentive Period.

     The "Hurdle Rate Amount" is the return a Member would receive if its Interest as of the beginning of that Incentive Period (adjusted appropriately for any additional subscriptions) earned a rate of return equal to the one-year U.S. Treasury note, as determined on the first day of each calendar quarter and reset on the first day of each calendar quarter. The Hurdle Rate Amount is not cumulative from Incentive Period to Incentive Period.

     In the case of a repurchase of only a portion of an Interest other than on the last business day of the calendar year, the Member was treated as having two independent Interests in the Company, one of which was being repurchased in its entirety. Allocations to the Member and subscriptions made by the Member during the Incentive Period prior to such repurchase, and the Member's opening capital account balance and Loss Carryforward as of the beginning of such Incentive Period, were allocated between the two Interests in proportion to the portion of the Member's Interest that was repurchased.

7. RELATED PARTY TRANSACTIONS

     Affiliates of the Adviser may have banking, underwriting, lending, brokerage, or other business relationships with the Portfolio Funds in which the Company invests and with companies in which the Portfolio Funds invest.

     The Board is made up of five Directors who are not "interested persons," as defined by Section 2(a)(19) of the 1940 Act, of the Company (the "Disinterested Directors"). Until July 1, 2010, the Disinterested Directors received an annual retainer of $10,000 and per-meeting fees of: $2,000 for in-person attendance at quarterly meetings of the Board; $1,000 for telephone participation at a

              Grosvenor Registered Multi-Strategy Master Fund, LLC
                   Notes to Financial Statements (continued)
                                 March 31, 2011

     quarterly Board meeting or for participation at a telephonic special meeting of the Board; and $1,000 for each audit committee meeting (whether held in-person or by telephone). In addition to Board-related fees incurred by the Company, such fees were also incurred directly by the Feeder Funds. Effective July 1, 2010, the Board compensation structure was modified, such that the Disinterested Directors now receive an annual retainer of $40,000 for their services to both the Company and the Feeder Funds, and no longer receive any per meeting fees. The retainer is paid by the Company and allocated pro-rata to the Feeder Funds, which no longer incur any direct Board-related expenses. All Disinterested Directors may be reimbursed for expenses of attendance at each regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as Directors. The Company incurred $204,500 of retainer and Board-related fees for the year ended March 31, 2011, none of which was payable as of March 31, 2011.

     PFPC Trust Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, serves as custodian of the Company's assets and provides custodial services for the Company. On July 1, 2010, The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc changed its name to BNY Mellon Investment Servicing (US) Inc. BNY Mellon Investment Servicing (US) Inc. serves as administrator and accounting agent to the Company and in that capacity provides certain accounting, record keeping, investor related services, and regulatory administrative services. The Company pays a monthly fee to the custodian and the administrator based primarily upon month-end Members' Capital.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK OR CONCENTRATIONS OF CREDIT RISK OR LIQUIDITY RISKS

     In the normal course of business, the Portfolio Funds in which the Company invests trade various financial instruments and may enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling, writing option contracts, and equity swaps. However, as a result of the investments by the Company as a limited partner or member, the Company's liability with respect to its investments in the Portfolio Funds is generally limited to the NAV of its interest in each Portfolio Fund.

     Because the Company is a closed-end investment company, Interests are not redeemable at the option of Members and are not exchangeable for interests of any other fund. Although the Board in its discretion may cause the Company to offer from time to time to repurchase Interests at the Members' capital account value, Interests are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies. With respect to any offer to repurchase Interests by the Company, the aggregate repurchase amount will be determined by the Board in its discretion and such repurchase amount may represent only a small portion of outstanding Interests. Because the Company's investments in Portfolio Funds themselves have limited liquidity, the Company may not be able to fund significant repurchases. Members whose Interests are accepted for repurchase also bear the risk that the Company's members' capital account value may fluctuate significantly between the time that they submit their request for repurchase and the date as of which Interests are valued for the purpose of repurchase.

              Grosvenor Registered Multi-Strategy Master Fund, LLC
                   Notes to Financial Statements (continued)
                                 March 31, 2011

     As described in the footnotes of the Company's Schedule of Investments and in Note 3, some Portfolio Funds have suspended or restricted withdrawals of capital, which increases the liquidity risk for the Company. Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with financial liabilities. Liquidity could be impaired by an inability to access secured and/or unsecured sources of financing, an inability to sell assets or to withdraw capital from the Portfolio Funds, or unforeseen outflows of cash to meet tender demands. This situation may arise due to circumstances outside of the Company's control, such as a general market disruption or an operational issue affecting the Company or third parties, including the Portfolio Funds. Also, the ability to sell assets may be impaired if other market participants are seeking to sell similar assets at the same time.

     The Company's capital invested in the Portfolio Funds can be withdrawn on a limited basis. As a result, the Company may not be able to liquidate quickly some of its investments in the Portfolio Funds in order to meet liquidity requirements or respond to market events.

     There are a number of other risks to the Company. Three principal types of risk that can adversely affect the Company's investment approach are market risk, strategy risk, and manager risk. The Company also is subject to multiple manager risks, possible limitations in investment opportunities, allocation risks, lack of diversification, and other risks for the Company and potentially for each Portfolio Fund.

9. GUARANTEES

     Under the Company's organizational documents, its Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Company's maximum exposure under these arrangements is unknown, as this would involve future claims against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss due to these warranties and indemnities to be remote.

10. SUBSEQUENT EVENTS

     The Company has evaluated all subsequent events through the date these financial statements were issued and noted the following:

     At a meeting held on December 16, 2010, the Board of Directors of the Company approved the assumption by Grosvenor of the role of investment adviser of the Company and of management services provider to the Feeder Funds (the "Adviser Transition"), subject to investor approval of a new investment advisory agreement with Grosvenor and certain other conditions. Grosvenor had been the Subadviser of the Company since its inception in 2003. The Adviser Transition was proposed because the Adviser no longer planned to focus on advising funds with third-party subadvisers and Grosvenor was willing to assume advisory and management responsibilities for the Company and the Feeder Funds, respectively.

              Grosvenor Registered Multi-Strategy Master Fund, LLC
                   Notes to Financial Statements (continued)
                                 March 31, 2011

     On March 30, 2011, the Company announced a tender offer to repurchase up to $53,554,000 of outstanding Interests from its Members. The net asset value of Interests will be calculated for this purpose on June 30, 2011. The tender offer expired on April 26, 2011.

     Subsequent to March 31, 2011, the Company received additional capital subscriptions from the Feeder Funds in the amount of $3,202,528.

              Grosvenor Registered Multi-Strategy Master Fund, LLC

       RESULTS OF PROXY VOTING AT SPECIAL MEETING OF MEMBERS (UNAUDITED):

At a special meeting of the Members held on March 21, 2011, the Members approved the Company's new investment advisory agreement (see specific voting results for the Company provided below). As a result, the Adviser Transition took place and Grosvenor became the adviser to the Company effective April 1, 2011.

          DOLLARS VOTED   % OF VOTED   % OF TOTAL
         ---------------  -----------  -----------
FOR      $473,023,041.53      99.862%      99.862%
AGAINST  $    655,920.65       0.138%       0.138%
ABSTAIN  $          0.00       0.000%       0.000%

In addition, Members approved a proposal to elect the following five nominees to serve as directors ("Directors") of the Company:

                                                PERCENTAGE
DIRECTOR                  FOR        WITHHELD       FOR
------------------  ---------------  ---------  -----------
HENRY S. BIENEN     $473,678,962.18  $    0.00         100%
ALAN BROTT          $473,678,962.18  $    0.00         100%
BRIAN P. GALLAGHER  $473,678,962.18  $    0.00         100%
VICTOR J. RASKIN    $473,678,962.18  $    0.00         100%
THOMAS G. YELLIN    $473,678,962.18  $    0.00         100%

As a result of this special meeting, all Directors currently serving on the Board of Directors have been elected by Members.

              Grosvenor Registered Multi-Strategy Master Fund, LLC

                                 APRIL 1, 2011

Information regarding each of the Directors and Officers of the Fund, including their principal occupations during the past five years, is set forth below. The business address of each Director and Officer is 900 North Michigan Avenue, Suite 1100, Chicago, IL 60611. The Fund Complex consists of Grosvenor Registered Multi-Strategy Master Fund, LLC, Grosvenor Registered Multi-Strategy Fund (TI), LLC, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC, and Grosvenor Registered Multi-Strategy Fund (TE), LLC.


                                                                                                                     NUMBER OF
                                                  TERM OF                                                          PORTFOLIOS IN
                              POSITION(S)       OFFICE AND                                                          FUND COMPLEX
                             HELD WITH THE       LENGTH OF        PRINCIPAL OCCUPATION DURING PAST FIVE YEARS       OVERSEEN BY
NAME , ADDRESS AND AGE          COMPANY         TIME SERVED              AND OTHER DIRECTORSHIPS HELD                 MANAGER
--------------------------------------------------------------------------------------------------------------------------------

                                                        DISINTERESTED DIRECTORS

Alan Brott                 Director           Term             Consultant, since October 1991; Associate                 4
c/o Grosvenor Registered                      Indefinite;      Professor, Columbia University Graduate
Multi-Strategy Master                         Length- since    School of Business, since 2000; Various
Fund,LLC                                      November         positions with Ernst & Young for over 20
(Born 1942)                                   2009             years. Member of the Board of Directors
                                                               of Stone Harbor Investment Partners
                                                               registered investment funds and Excelsior
                                                               registered investment funds.

Henry S. Bienen            Director           Term             President Emeritus, Northwestern University;              4
c/o Grosvenor Registered                      Indefinite;      President of Northwestern University from
Multi-Strategy Master                         Length- since    January 1995 through August 2009. Mr. Bienen
Fund,LLC                                      April 2011       Serves on the boards of directors of
(Born 1939)                                                    Rasmussen Inc. (where he is also Vice
                                                               Chairman); Onconova Therapeutics, Inc.;
                                                               Gleacher and Company; Ithaka Harbors
                                                               (Chairman); Chicago Council Global
                                                               Affairs (Executive Committee); New York
                                                               Council on Foreign Relations (Chair,
                                                               Nominating and Governance Committee);
                                                               Knight Commission on Intercollegiate
                                                               Athletics; Steppenwolf Theatre
                                                               (Executive Committee); and Shedd
                                                               Aquarium (Honorary Trustee). He is
                                                               also a consultant and advisor to
                                                               Hindustan Times and senior advisor to
                                                               Qatar Foundation. During the last five years
                                                               he has also served on the boards of United
                                                               Football League (Chairman); Bear Stearns
                                                               Companies Inc. (Audit Committee);
                                                               SPSS Inc.: JSTOR and Grosvenor
                                                               Master Fund Ltd.

Brian P. Gallagher          Director          Term--           Partner, Twin Bridge Capital Partners.                       4
c/o Grosvenor Registered                      Indefinite;      During the last five years he has also
Multi-Strategy Master                         April 2011       held the following positions: Principal, UIB
Fund,LLC                                                       Capital, Inc. (Investment Bank), 2005;
(Born 1967)                                                    Partner, PPM America Capital Partners, LLC
                                                               (Private Equity), 1997 to 2005. Member of
                                                               the Board of Directors of Twin Bridge
                                                               Capital Partners, Renew Life, Inc. and
                                                               HFS Chicago Scholars.

Victor J. Raskin           Director           Term--           Chief Investment Officer, YMCA Retirement                    4
c/o Grosvenor Registered                      Indefinite;      Fund, from 2000 through December 31, 2010.
Multi-Strategy Master                         Length- April
Fund,LLC                                      2011
(Born 1944)

Thomas G. Yellin           Director           Term             President, The Documentary Group since                       4
c/o Grosvenor Registered                      Indefinite;      December 2002; Executive
Multi-Strategy Master                         Length- since    Producer, ABC News from August
Fund,LLC                                      2004             1989 to December 2002.
(Born 1954)

              Grosvenor Registered Multi-Strategy Master Fund, LLC

                                                                                                                      NUMBER OF
                                                  TERM OF                                                           PORTFOLIOS IN
                              POSITION(S)       OFFICE AND                                                          FUND COMPLEX
                             HELD WITH THE       LENGTH OF        PRINCIPAL OCCUPATION DURING PAST FIVE YEARS        OVERSEEN BY
NAME , ADDRESS AND AGE          COMPANY         TIME SERVED              AND OTHER DIRECTORSHIPS HELD                  MANAGER
--------------------------------------------------------------------------------------------------------------------------------

                                              OFFICERS WHO ARE NOT DISINTERESTED DIRECTORS

Scott J. Lederman          Chief Executive    Term --           Managing Director (2000 - Present),                        N/A
(Born 1956)                Officer and        Indefinite;       Grosvenor Capital Management, L.P.
                           President          Length -- since
                                              April 2011

Zachary D. Weber           Chief Financial    Term --          Vice President, Finance (2001 -- Present),                  N/A
(Born 1974)                Officer and        Indefinite;      Grosvenor Capital Management, L.P
                           Treasurer          Length -- since
                                              April 2011

Girish S. Kashyap          Chief Legal        Term --          Vice President, Legal (2010 -- Present)                     N/A
(Born 1981)                Officer, Vice      Indefinite;      and Associate, Legal (2008 -- 2010),
                           President and      Length --        Grosvenor Capital Management, L.P.;
                           Secretary          since April      and Associate, Investment Management
                                              2011             Group of K&L Gates LLP (2005 -- 2008).

Jodie L. Crotteau          Chief              Term --          Vice President, Legal (2010 -- Present),                    N/A
(Born 1972)                Compliance         Indefinite;      Grosvenor Capital Management, L.P.;
                           Officer and Vice   Length --        Vice President, Secretary and Compliance
                           President          since April      Director (2007 -- 2010), Assistant
                                              2011             Secretary (2005 -- 2007), and Compliance
                                                               Manager (2005 -- 2006), Harbor
                                                               Capital Advisors, Inc.; Assistance Secretary
                                                               (2005 -- 2010) and AML
                                                               Compliance Officer (2007 -- 2010), Harbor Funds;
                                                               Assistant Secretary (2005-2010),
                                                               Harbor Services Group, Inc.; and
                                                               Assistant Secretary (2007 -- 2010),
                                                               Harbor Funds Distributors, Inc.

Timothy A. Knight          Assistant          Term --          Vice President, Finance (2006 -- Present),                  N/A
(Born 1973)                Treasurer          Indefinite;      Associate, Finance (2003 -- 2006),
                                              Length --        Grosvenor Capital Management, L.P.
                                              since April
                                              2011

All officers of the Company are employees and/or officers of Grosvenor Capital Management, L.P.

              Grosvenor Registered Multi-Strategy Master Fund, LLC
                                 March 31, 2011

           BOARD CONSIDERATION OF NEW ADVISORY AGREEMENT (UNAUDITED)

     The Investment Company Act of 1940, as amended, (the "1940 Act") requires that the Investment Advisory Agreement of the Company be approved initially, and following an initial two-year term, at least annually, by the Company's Board of Directors (the "Company Board").

     At an in-person meeting of the Company Board held on December 16, 2010, and in connection with the Adviser Transition the Company Board considered and approved an investment advisory agreement (the "New Advisory Agreement") with Grosvenor, as adviser to the Company effective April 1, 2011.

     In making its determination to approve the New Advisory Agreement and to recommend its approval by Members of the Company, the Company Board considered all information it deemed reasonably necessary to evaluate the terms of the New Advisory Agreement and the ability of Grosvenor to provide services to the Company of the same scope and quality as were provided by BACA. The "independent" members of the Company Board (the "Independent Directors") reviewed materials furnished by Grosvenor, including information regarding Grosvenor, its affiliates and personnel, operations and financial condition. At the meetings, the Company Board also met with representatives of Grosvenor and discussed various matters relating to the operations of the Company and Grosvenor and Grosvenor's plans with respect to the management and offering of alternative investment products, including the Company and the Feeder Funds (together with the Company, the "Funds"). Representatives of Grosvenor addressed questions regarding the experience and qualifications of Grosvenor and its ability to provide the full range of services required for the operations of the Company and the Feeder Funds, and the Grosvenor representatives assured the Company Board that Grosvenor did not anticipate that there would be any reduction or adverse change in the scope, nature or quality of the investment advisory or other services provided to the Funds. These representatives noted that a plan would be put into place designed to provide for the continuity of the investment advisory services under the New Advisory Agreement. They stated that no departures of personnel of Grosvenor material to the operations of the Funds are anticipated. Grosvenor representatives also advised the Company Board that Grosvenor would continue to provide investment advice with no material changes in operating conditions.

     Based on its review, and after careful consideration of the factors discussed below, the Company Board (including each of the Independent Directors of the Company) unanimously approved the New Advisory Agreement. In connection with the Company Board's review, the Independent Directors of the Company met in an executive session, during which they were advised by and had the opportunity to discuss with independent legal counsel various matters relating to the New Advisory Agreement. The Company Board determined in approving the New Advisory Agreement that the New Advisory Agreement would enable the Company to obtain high quality investment advisory services at a cost that is reasonable and appropriate. No single factor was considered in isolation, nor was any single factor considered to be determinative to the decision to approve the New Advisory Agreement.

     In connection with their deliberations, the Independent Directors of the Company, with the assistance of independent legal counsel, requested, received and reviewed information regarding the New Advisory Agreement and relevant materials furnished by Grosvenor and BACA. These materials included information regarding Grosvenor and its management, history, qualifications, personnel, operations and financial condition and other pertinent information. In addition, the representations made by representatives of Grosvenor were considered.

     In considering the New Advisory Agreement, the Company Board considered the nature, extent and quality of operations and services provided by Grosvenor to the Company under a subadvisory agreement. It also considered the fact that the advisory agreement with BACA and the New Advisory Agreement with Grosvenor, including the terms relating to the services to be performed by Grosvenor, and the fees payable by the Company, are substantially the same except for the replacement of the investment adviser, the date of its effectiveness and certain indemnification and revised notice provisions. The Company Board considered that, because Grosvenor served as Subadviser of the Company, the retention of Grosvenor as investment adviser of the Company would have minimal impact on the day-to-day management of the Company. The Company Board also considered Grosvenor's capability to manage a fund registered under the 1940 Act, including the adequacy of Grosvenor's compliance program and resources.

              Grosvenor Registered Multi-Strategy Master Fund, LLC
                                 March 31, 2011

      BOARD CONSIDERATION OF NEW ADVISORY AGREEMENT (UNAUDITED)(CONTINUED)

     With respect to the fees payable under the New Advisory Agreement, the Company Board compared the fees and overall expense levels of the Company to those of similar funds and other funds with similar investment objectives, including other funds advised by Grosvenor and its affiliates. In evaluating the Advisory Fee, the Company Board also took into account the complexity and quality of the investment management services required by the Company. The Company Board also considered the investment performance of the Company, including comparisons of the Company's performance to that of other similar funds, and the anticipated costs of services to be provided and an estimate of the profits likely to be realized by Grosvenor from its relationship with the Company. The Company Board considered the extent to which economies of scale in costs of providing services would be realized as the Company grows and whether the fees payable to Grosvenor pursuant to the New Advisory Agreement properly reflects these economies of scale for the benefit of Members. The potential benefits to Grosvenor of its relationship with the Company were also considered. The Company Board viewed as significant the fact that the key personnel of Grosvenor who currently provide investment advisory services to the Company would continue to provide services to the Company, and the commitment of Grosvenor to provide the personnel and utilize such resources as may be needed to provide services to the Company. In addition to the foregoing, the Company Board considered the current financial condition and resources of Grosvenor.

     Possible alternatives to approval of the New Advisory Agreement were also considered by the Company Board. During its review and deliberations, the Company Board evaluated the potential benefits, detriments and costs to the Company and Members of the replacement of BACA as the investment adviser. The Company Board determined that Grosvenor has the requisite expertise, personnel and resources to enable it to provide high quality services to the Company.

     After consideration, the Company Board noted its overall satisfaction with the nature, quality and extent of services currently provided by Grosvenor as Subadviser and concluded that the Company would receive satisfactory services under the New Advisory Agreement from Grosvenor. The Company Board also concluded that the Company's performance compared favorably with the performance of similar funds, and determined that the fees and expense ratio of the Funds are within the range of the fees and expense ratios of similar funds. It also concluded that the profitability to Grosvenor from its relationship with the Funds would not be so disproportionately large that it would bear no reasonable relationship to the services rendered.

ITEM 2 - CODE OF ETHICS

The Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

ITEM 3 - AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board has determined that each of Alan Brott and Brian P. Gallagher, both of whom are members of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Messrs. Brott and Gallagher are each deemed "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4 - PRINCIPAL ACCOUNTANT FEES AND SERVICES

(A)     AUDIT FEES

       The aggregate fees billed for the fiscal years ended March 31, 2010 and March 31, 2011 for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $75,878 and $73,150, respectively.

(B)    AUDIT-RELATED FEES

       The aggregate fees billed for the fiscal years ended March 31, 2010 and March 31, 2011 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item are $5,775 and $0, respectively. Audit-related fees include certain agreed-upon procedures performed for semi-annual shareholder reports and technical research on accounting and disclosure matters.

(C)    TAX FEES

       The aggregate fees billed for the fiscal years ended March 31, 2010 and March 31, 2011 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $110,723 and $27,900, respectively.

(D)    ALL OTHER FEES

       The aggregate fees billed for the fiscal years ended March 31, 2010 and March 31, 2011 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
       (c) of this Item are $0 and $0, respectively.

(E)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

       The policy of the Registrant's Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services (other than certain de minimis non-audit services) provided to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant's independence.

       In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Audit Committee has delegated to its Chairman the responsibility for considering and, if appropriate, pre-approving audit or permitted non-audit services in an amount sufficient to complete services and to determine if such services would be consistent with maintaining the accountant's independence. The Audit Committee Chairman is required to report to the full Audit Committee as to the nature and amount of such services and fees pre-approved at the next scheduled Audit Committee meeting. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant's independence.

       The Registrant's Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Registrant.

(E)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
       (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal years ended March 31, 2010 and March 31, 2011 was zero.

(F) The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(G) The amount of non-audit fees that were billed by the Registrant's principal accountant for services rendered to: (i) the Registrant, and
       (ii) the Registrant's investment adviser (not including a subadviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal year ended March 31, 2011, were $27,900 and $35,000, respectively.

       The amount of non-audit fees that were billed by the Registrant's principal accountant for services rendered to: (i) the Registrant, and
       (ii) the Registrant's investment adviser (not including a subadviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal year ended March 31, 2010, were $110,723 and $0, respectively.

(H) The Registrant's audit committee of the Board has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph
       (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5 - AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 - INVESTMENTS

(A) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(B)    Not applicable.

ITEM 7 - DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Registrant has delegated to Grosvenor Capital Management, L.P. ("GROSVENOR" or the "FIRM"), the responsibility to vote proxies related to portfolio securities.

BACKGROUND

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, requires an SEC-registered investment adviser like Grosvenor to implement proxy voting policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients.

Pursuant to Rule 206(4)-6, Grosvenor has adopted Proxy Voting Policies and Procedures ("PROXY POLICIES") that have been designed to ensure that Grosvenor votes proxies in the best interests of its clients.

WHEN GROSVENOR IS REQUESTED TO RESPOND TO PROXY REQUESTS

The most common scenarios in which Grosvenor is requested to respond to proxy requests relating to securities held by one or more client accounts, including the Registrant, are as follows:

- Grosvenor has investment discretion over such client accounts and is requested by the investment manager ("INVESTMENT MANAGER") of an underlying investment fund in which such client accounts invest ("PORTFOLIO FUND") to vote limited partnership interests, limited liability company interests, shares or similar equity interests in such Portfolio Fund.

- A client who invests in an account over which Grosvenor does not have investment discretion is requested by the Investment Manager of an underlying Portfolio Fund in which such account invests to vote limited partnership interests, limited liability company interests, shares or similar equity interests in such Portfolio Fund, and such client in turn requests Grosvenor to make a recommendation as to how such client should respond to such request.

In rare cases, Grosvenor may be requested to vote on (or make recommendations to clients as to how to vote on) matters relating to fee sharing agreements and ancillary investments.

For purposes of convenience, a request by an Investment Manager or other party (other than a client) to vote a security held by a client account, or to vote on any matter (or consent to any action) relating to a fee sharing agreement, is referred to below as a "PROXY REQUEST."

MATERIAL PROPOSALS AND IMMATERIAL PROPOSALS

Grosvenor divides Proxy Requests into two general categories, those relating to "Immaterial Proposals" and those relating to "Material Proposals."

Grosvenor defines an "IMMATERIAL PROPOSAL" as a proposal that, if adopted, WOULD NOT, in its reasonable judgment, either: (a) be reasonably likely to have a material adverse effect on the relevant client account(s) (e.g., a proposal to approve a change in the name of a Portfolio Fund, to approve a Portfolio Fund's previous year's audited financial statements, to approve a Portfolio Fund's appointment of independent auditors, to elect new directors of a Portfolio Fund, etc.); or (b) materially adversely change the terms on which future investments may be made by one or more of Grosvenor's client accounts. In other words, a proposal that, if adopted, would change any one or more terms in a manner that is favorable, or not materially adverse, to existing or future client accounts, is an Immaterial Proposal.

Grosvenor defines a "MATERIAL PROPOSAL" as a proposal that is not an Immaterial Proposal (i.e., a Material Proposal is a proposal that, if adopted, WOULD, in Grosvenor's reasonable judgment, either: (a) be reasonably likely to have a material adverse effect on the relevant client account(s); or (b) materially adversely change the terms on which future investments may be made by one or more client accounts).

DETERMINING WHAT ACTION SHOULD BE TAKEN IN RESPONSE TO A PROXY REQUEST

It is Grosvenor's policy to ACT (or recommend action, as the case may be) on each Immaterial Proposal, unless Grosvenor's Operations Committee determines otherwise.

It is Grosvenor's policy to CONSENT (or recommend consent, as the case may be) to each Immaterial Proposal, unless:

- the Primary Investment Principal (discussed below) or a member of Grosvenor's Operations Committee objects to such Immaterial Proposal; or

- Grosvenor's Operations Committee determines, based on information provided to it by certain persons within the Firm, that consent to such Immaterial Proposal would not be consistent with the investment objective
       (s), policies and restrictions of the relevant client account(s). Grosvenor's Operations Committee, however, after due consideration, may authorize Grosvenor to act favorably (or make a favorable recommendation, as the case may be) on an Immaterial Proposal in this situation, upon such terms and subject to such conditions as the Operations Committee may determine to be appropriate under the circumstances.

Except as discussed below under "MANAGING CONFLICTS OF INTEREST," it is Grosvenor's general policy to ACT (or recommend action, as the case may be) on each Proxy Request relating to a Material Proposal in accordance with the recommendation of the employee whom Grosvenor has designated as the primary investment principal with respect to the Investment Manager or securities in question ("PRIMARY INVESTMENT PRINCIPAL"), subject to the following considerations:

- Any member of Grosvenor's Investment Committee may object to the recommendation of a Primary Investment Principal in response to a Proxy Request. In the case of any such objection, the matter is referred to Grosvenor's Investment Committee, whose decision is final and conclusive, except that Grosvenor's Chief Executive Officer or Grosvenor's Operations Committee may veto any action proposed to be taken by a Primary Investment Principal or by Grosvenor's Investment Committee in response to a Proxy Request.

- Grosvenor's Operations Committee may object to the recommendation of a Primary Investment Principal in response to a Proxy Request if it determines, based on information provided to it by certain persons within the Firm, that consent to such Proxy Request would not be consistent with the investment objective(s), policies and restrictions of the relevant client account(s). Grosvenor's Operations Committee, however, after due consideration, may authorize Grosvenor to act favorably (or make a favorable recommendation, as the case may be) on a Proxy Request relating to a Material Proposal in this situation, upon such terms and subject to such conditions as the Operations Committee may determine to be appropriate under the circumstances.

In the case of accounts that Grosvenor manages on a discretionary basis, Grosvenor ordinarily does not consult with clients prior to taking action on Proxy Requests that affect such accounts.

FACTORS CONSIDERED IN DETERMINING WHAT ACTION SHOULD BE TAKEN IN RESPONSE TO A PROXY REQUEST

Grosvenor expects that Proxy Requests frequently will request approval of "ADVERSE MEASURES," namely, measures that reduce the rights, powers and authority, and/or increase the duties and obligations, associated with the security in question. For example, it is anticipated that Proxy Requests frequently will request approval of increased fees and/or less favorable liquidity provisions relating to Portfolio Funds in which one or more of Grosvenor's client accounts invest.

Nevertheless, it is expected that a Primary Investment Principal ordinarily will recommend favorable action on Proxy Requests that propose Adverse Measures as long as such Primary Investment Principal reasonably believes, based on the totality of the facts and circumstances, that continuing to hold the relevant security has a reasonable probability of conferring benefits on the relevant client account(s) (e.g., continued access to a high-quality investment manager) that outweigh the adverse affect(s) of such Adverse Measure, considered over the anticipated holding period of such security in the portfolio(s) of the relevant client account(s).

MANAGING CONFLICTS OF INTEREST

In furtherance of Grosvenor's goal to take action on all Proxy Requests in a manner that best serves the interests of the affected client accounts, Grosvenor will not implement any decision to respond to (or make a recommendation as to how to respond to) a Proxy Request in a particular manner unless and until a Compliance Officer has implemented certain procedures designed to:

- identify whether Grosvenor is subject to a conflict of interest in taking action in response to such Proxy Request;

-      assess the materiality of such a conflict; and

- address a material conflict in a manner designed to serve the best interests of the affected client accounts(s).

A conflict of interest ordinarily will be considered material if it can reasonably be argued that Grosvenor (or certain of its related persons) have a meaningful incentive to respond to the Proxy Request in a manner designed to benefit Grosvenor (or any such related person) rather than the affected client accounts - even if there is no ostensible detriment to the affected client account(s) from responding to such request in that manner.

In addition, a conflict of interest may be considered material if it can reasonably be argued that Grosvenor has a meaningful incentive to respond to a Proxy Request in a manner designed to favor one or more of Grosvenor's clients over one or more of Grosvenor's other clients.

All materiality determinations are based on an assessment of the particular facts and circumstances.

If the Compliance Officer determines that Grosvenor (or one or more of its related persons) is subject to a conflict of interest in taking action in response to a Proxy Request but that such conflict is not material, he or she shall issue an instruction to take action in response to such Proxy Request as provided above under "DETERMINING WHAT ACTION SHOULD BE TAKEN IN RESPONSE TO A PROXY REQUEST."

If the Compliance Officer determines that Grosvenor (or one or more of its related persons) is subject to a material conflict of interest in taking action in response to a Proxy Request, he or she shall, in consultation with such other of its personnel as he or she determines to be appropriate under the circumstances, determine how to address such conflict.

In determining how to address a material conflict of interest, the Compliance Officer may consider the following potential solutions, as well as any other solutions he or she wishes to consider:

- in the case of a non-discretionary account, disclosing the conflict of interest to the appropriate parties;

- in the case of a discretionary account, disclosing the conflict of interest to the appropriate parties and obtaining their consent (in accordance with the governing documents of such account) to act on the Proxy Request in accordance with the decision reached by Grosvenor with respect to such Proxy Request; and

- in the case of any account, engaging an independent third party to recommend a response to the Proxy Request.

In cases where the Compliance Officer determines that Grosvenor (or one or more of its related persons) is subject to a conflict of interest in responding to a Proxy Request and that such conflict is material, he or she shall not issue an instruction to take or recommend action in response to such

Proxy Request in accordance with the decision reached by Grosvenor without first determining that such action is in the best interests of the affected client account(s).

In certain cases, depending on the interests of particular clients, a Primary Investment Principal may recommend that certain client accounts vote against a Material Proposal and that other client accounts vote in favor of such Material Proposal.

ITEM 8 - PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Grosvenor manages the assets of Grosvenor Registered Multi-Strategy Master Fund, LLC (the "MASTER FUND")

In connection with its management of the assets of the Master Fund, Grosvenor maintains an Investment Committee that is responsible for, among other things:

- overseeing the identification and evaluation of investment strategies that may be appropriate for an account managed or advised by Grosvenor (a "GROSVENOR-MANAGED ACCOUNT"), including the Master Fund, and approving (or disapproving) such investment strategies;

- determining from time to time guidelines specifying the target percentages of assets (usually determined as a range) that the Portfolio Management Teams (as defined below) generally follow in allocating the assets of Grosvenor-Managed Accounts assigned to them to particular investment strategies and underlying exposure categories ("FIRMWIDE INVESTMENT GOALS");

- overseeing the identification and evaluation of, and approving (or disapproving), Investment Managers (and the Portfolio Funds managed by such Investment Managers) that employ investment strategies that have been approved by the Investment Committee;

- establishing the particular investment objectives and investment restrictions ("INVESTMENT OBJECTIVES AND CONSTRAINTS") that will apply to Grosvenor's management of each Grosvenor-Managed Account, including the Master Fund (in the case of the Master Fund, these Investment Objectives and Constraints are subject to approval by the Master Fund's Board of Directors); and overseeing the monitoring of investment strategies, Investment Managers and Portfolio Funds.

The Investment Committee must approve a particular Investment Manager and particular Portfolio Fund(s) managed by such Investment Manager from an "investment" perspective before Grosvenor invests the assets of the Master Fund in such Portfolio Fund(s). The Investment Committee currently has four members:
Mr. David S. Richter (Chair), Mr. David B. Small, Mr. Brian A. Wolf and Mr. Bradley H. Meyers. The Investment Committee makes decisions by majority vote; however, Mr. Michael J. Sacks, Grosvenor's Chief Executive Officer, has a veto right over all decisions made by the Investment Committee, and is entitled to cast a deciding vote in the event of a 2-2 tie vote by the members of the Investment Committee.

Each Grosvenor-Managed Account, including the Master Fund, is assigned to a particular portfolio management team ("PORTFOLIO MANAGEMENT TEAM") consisting of a portfolio manager, a senior portfolio analyst and a junior portfolio analyst. Mr. David S. Richter and Mr. Bradley H. Meyers, who are members of the Investment Committee, are responsible for designating the members of each Portfolio Management Team. Mr. Meyers has general oversight over the functions of each Portfolio Management Team. Dianna Di Iorio is the portfolio manager of the designated Portfolio

Management Team for the Master Fund. Messrs. Richter and Meyers review and sign off on each allocation decision for each Grosvenor-Managed Account, including the Master Fund. Furthermore, Mr. Michael J. Sacks oversees all portfolio management activity for the Grosvenor-Managed Accounts, including the Master Fund. Accordingly, Messrs. Richter, Meyers and Sacks may also be deemed to be portfolio managers of the Master Fund.

A brief biography of each of Messrs. Sacks, Richter, Meyers and Ms. Di Iorio appears below.

The Master Fund's Portfolio Management Team is responsible for constructing the portfolio of the Master Fund, and for managing such portfolio on a day-to-day basis, by employing a combination of "top-down" and "bottom-up" inputs. The "top-down" inputs consist of:

-      the Master Fund's Investment Objectives and Constraints;

- the requirement to use investment strategies, Investment Managers and Portfolio Funds that have been approved by the Investment Committee;

-      the Firmwide Investment Goals applicable to the Master Fund; and

- the position size target ranges established by the Investment Committee relating to the allocation of Master Fund's assets to particular classes of Portfolio Funds (and, in some cases, particular Portfolio Funds).

The "bottom-up" inputs consist of the Master Fund's Portfolio Management Team's judgment in selecting and allocating capital to approved Investment Managers in a manner that the Portfolio Management Team determines to be appropriate in light of the Master Fund's Investment Objectives and Constraints and other investment restrictions. The Portfolio Management Team bases its allocation decisions upon both qualitative and quantitative factors, supplementing experienced investment judgment with quantitative analyses.

MICHAEL J. SACKS, MANAGING DIRECTOR, CHIEF EXECUTIVE OFFICER

-      Joined Grosvenor, 1990

-      Previous Experience

            o     Harris Associates, L.P., 1988-1990

-      Education and Accreditations

            o     Northwestern University School of Law; J.D., 1988

            o     Kellogg School of Management; M.B.A., 1988

            o     Tulane University; B.A., Economics, 1984

            o     Member of Illinois Bar

DAVID S. RICHTER, MANAGING DIRECTOR, INVESTMENTS

-      Associated with Grosvenor since 1994; joined Grosvenor, 2003

-      Previous Experience

            o Waveland Capital Management, L.P., 1994-2002 (Long/Short Equity Hedge Fund)

            o      JMB Realty Corporation, 1988-1994

            o      KPMG Peat Marwick, 1983-1988

-      Education and Accreditations

            o      University of Illinois; B.S. (summa cum laude), Accountancy,
                   1983

            o      Certified Public Accountant

          o    AICPA Elijah Watt Sells Award, CPA Exam Scores

BRADLEY H. MEYERS, SENIOR VICE PRESIDENT, INVESTMENTS

-    Joined Grosvenor, 2003

-    Previous Experience

          o    Merrill Lynch, 1999-2001

          o    PricewaterhouseCoopers L.L.P., 1997-1999

-    Education and Accreditations

          o    University of Chicago Booth School of Business; M.B.A., 2003

          o    University of Illinois; B.S., Accounting, 1997

          o    Certified Public Accountant

DIANNA DI IORIO, CFA, VICE PRESIDENT, INVESTMENTS

-    Joined Grosvenor, 2007

-    Previous Experience

          o    Goldman Sachs, Senior Financial Analyst, 2005-2007

          o    JPMorgan Private Bank, 2003-2005

- Education and Accreditations

          o Northwestern University; B.A. (cum laude), Economics and Mathematical Methods in the Social Sciences, 2003

          o    Chartered Financial Analyst

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by the individuals with primary responsibility for the day-to-day management of the portfolio as of March 31, 2011:

                                                                             # of Accounts
                                                                              Managed for     Assets Managed
                                                                            Which Advisory      for Which
                                                                                Fee is       Advisory Fee is
                                         # of Accounts      Total Assets       Performance      Performance
                                            Managed(1)       Managed*           Based(2)         Based(3)*
MICHAEL J. SACKS
  Registered investment companies                   1     $    548.5 million        0              N/A
  Other pooled investment vehicles                 55     $     23.4 billion        28        $    5.2 billion
  Other accounts                                    1     $    463.2 million        0              N/A

DAVID S. RICHTER
  Registered investment companies                   1     $    548.5 million        0              N/A
  Other pooled investment vehicles                 55     $     23.4 billion        28        $    5.2 billion
  Other accounts                                    1     $    463.2 million        0              N/A

----------
(1) For purposes of this column, "master-feeder" structures, which may include multiple "feeder" funds, are counted as one account.

(2) For purposes of this column, "feeders" into a "master fund" are counted as individual accounts where they have performance-based fees.

(3) Total AUM for each account is included. Note, however, that in some accounts, some investors may not be subject to performance-based fees.

* ASSETS UNDER MANAGEMENT AS OF THE END OF A PARTICULAR PERIOD INCLUDE ALL SUBSCRIPTIONS TO, AND ARE REDUCED BY ALL WITHDRAWALS FROM, GROSVENOR FUNDS EFFECTED IN CONJUNCTION WITH THE CLOSE OF BUSINESS THE LAST DAY OF SUCH PERIOD. DATA FOR 2010 AND 2011 ARE ESTIMATED AND UNAUDITED.

                                                                                 of Accounts
                                                                                 Managed for        Assets Managed
                                                                               Which Advisory         for Which
                                                                                   Fee is         Advisory Fee is
                                          of Accounts       Total Assets          Performance         Performance
                                            Managed(1)        Managed*              Based(2)          Based(3)*
BRADLEY H. MEYERS
  Registered investment companies                   1     $    548.5 million           0                N/A
  Other pooled investment vehicles                 55     $     23.4 billion           28          $    5.2 billion
  Other accounts                                    1     $    463.2 million           0                N/A

DIANNA DI IORIO
  Registered investment companies                   1     $    548.5 million           0                N/A
  Other pooled investment vehicles                  9     $      2.7 billion           6           $    1.6 billion
  Other accounts                                    1     $    463.2 million           0                N/A

NOTE: FOR PURPOSES OF THIS BREAKDOWN, LEVERAGE AND INVESTMENTS IN GROSVENOR SUB-FUNDS ARE NOT INCLUDED.

COMPENSATION STRUCTURE. Messrs. Sacks, Richter, Meyers and Ms. Di Iorio each receive a fixed base salary as well as an annual bonus based upon the success of the Firm. In addition, each of Messrs. Sacks and Richter holds an equity participation, which entitles him to distributions. Compensation is not directly based upon or tied to the performance or net asset value of the Master Fund or any other accounts managed by the Firm.

OWNERSHIP BY PORTFOLIO MANAGERS. As of the date of this Form, none of the individuals at Grosvenor responsible for the day-to-day investment management of the Master Fund owns any interests in the Master Fund.

CONFLICTS OF INTEREST

GENERAL

Grosvenor is subject to significant conflicts of interest in managing the business and affairs of the Master Fund and in making investment decisions for the Master Fund. Such conflicts could affect Grosvenor's objectivity and the performance of the Master Fund.

Grosvenor has fiduciary duties to the Master Fund to act in good faith and with fairness in all its dealings with the Master Fund, and will take such duties into account in dealing with all actual and potential conflicts of interest. If an investor in a Grosvenor-Managed Account, including the Master Fund, believes that Grosvenor has violated its fiduciary duties, such investor may seek legal relief under applicable law. However, it may be difficult for investors to obtain relief because of the changing nature of the law in this area, the vagueness of standards defining the required conduct, the broad discretion given Grosvenor under such Grosvenor-Managed Account's constituent documents, and the broad exculpatory and indemnification provisions of such constituent documents.

OTHER BUSINESS ACTIVITIES

Nothing in the constitution documents of a Grosvenor-Managed Account:

- requires Grosvenor or any of its related persons (which, for purposes of the discussion that follows, include persons who either currently are or formerly were related to Grosvenor) to devote their full business time to the business and affairs of the Master Fund or to the business and affairs of the Grosvenor-Managed Accounts in general; or

- limits or restricts Grosvenor or its related persons from engaging in and devoting time and attention to other businesses or ventures or from rendering services of whatever kind or nature.

Without limiting the generality of the foregoing, Grosvenor and its related persons may act as investment adviser to or investment manager of Grosvenor-Managed Accounts that are not in existence as of the date of this report - whether or not having investment objectives similar to those of the Master Fund or other then-existing Grosvenor-Managed Accounts - on terms (including terms relating to fees, liquidity and transparency) that are the same as or different from those available to the Master Fund.

Further, Grosvenor and its related persons may engage in any other businesses or ventures, including, without limitation, those described below under "INVESTMENTS IN OTHER INVESTMENT MANAGEMENT FIRMS." Grosvenor has no obligation to make investment opportunities in any such businesses or ventures available to the Master Fund or any other Grosvenor-Managed Account (or to the investors/participants in the Master Fund or any other Grosvenor-Managed Account) and (except to the extent Grosvenor determines otherwise) the Master Fund and the other Grosvenor-Managed Accounts will not participate in the risks or rewards of such businesses or ventures. Further, such businesses and ventures will:

- compete with the Master Fund and the other Grosvenor-Managed Accounts for the time and attention of Grosvenor and its related persons; and

- potentially create additional conflicts of interest or raise other special considerations, as discussed more fully below.

In addition, Grosvenor and its related persons, in investing and trading for their proprietary accounts, may (to the extent lawful) make use of information obtained by them in the course of investing for the Master Fund and other Grosvenor-Managed Accounts. Grosvenor and its related persons will have no obligation to compensate the Master Fund or any other Grosvenor-Managed Account (or any investor/participant therein) in any respect for their receipt of such information or to account to the Master Fund or any other Grosvenor-Managed Account (or any investor/participant therein) for any profits earned from their use of such information.

INVESTMENTS IN OTHER INVESTMENT MANAGEMENT FIRMS

Grosvenor and its related persons may, for their own accounts:

- invest in other investment management or advisory firms (and investment vehicles or accounts managed or advised by such firms);

- enter into fee-, revenue- and/or profit-sharing agreements with other investment management or advisory firms ("FEE SHARING AGREEMENTS"); and/or

-    operate and/or manage other investment management or advisory firms.

Investments in other investment management or advisory firms often (though not always) are made in exchange for "seeding" or otherwise funding the firms' operations.

Grosvenor has no obligation to make investment opportunities in other investment management or advisory firms available to the Master Fund or any other Grosvenor-Managed Account or any investor or participant in any Grosvenor-Managed Account, and does not currently intend to make investment opportunities in other investment management or advisory firms available to the Master Fund. In any event, because of restrictions imposed by the Investment Company Act of

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

1940 (the "ICA"), Grosvenor may in certain cases be prohibited from causing the Master Fund to enter into Fee Sharing Agreements with, or otherwise invest in, investment management or advisory firms with which Grosvenor, one or more of its related persons and/or one or more other Grosvenor-Managed Accounts have Fee Sharing Agreements or in which Grosvenor, one or more of its related persons and/or one or more other Grosvenor-Managed Accounts invest.

PLACING ASSETS UNDER THE MANAGEMENT OF OTHER INVESTMENT MANAGEMENT FIRMS IN WHICH GROSVENOR AND/OR ITS RELATED PERSONS HAVE AN INTEREST

Grosvenor and its related persons may place their proprietary assets, as well as assets of Grosvenor-Managed Accounts, under the management of investment management or advisory firms with which Grosvenor (and/or its related persons) has entered into Fee Sharing Agreements, or in which Grosvenor (and/or its related persons) has otherwise invested. Because of restrictions imposed by the ICA, Grosvenor may in certain cases be prohibited from causing the Master Fund to place any of the Master Fund's assets under the management of investment management or advisory firms with which Grosvenor, one or more of its related persons and/or one or more other Grosvenor-Managed Accounts have entered into Fee Sharing Agreements, or in which Grosvenor, one or more of its related persons and/or one or more other Grosvenor-Managed Accounts have otherwise invested.

DIFFERENCES IN GROSVENOR-MANAGED ACCOUNTS

Grosvenor and its related persons currently manage or advise numerous Grosvenor-Managed Accounts in addition to the Master Fund, and expect to manage or advise additional Grosvenor-Managed Accounts in the future. Certain Grosvenor-Managed Accounts have or will have investment objectives that are identical or substantially similar to the investment objectives of the Master Fund. It is not anticipated, however, that the Master Fund and other Grosvenor-Managed Accounts having identical or substantially similar investment objectives will have identical or substantially similar investment portfolios. Differing investment portfolios can be expected to result from several factors, including, without limitation, the following:

- different investment decisions made by the different Portfolio Management Teams assigned to the different Grosvenor-Managed Accounts, as discussed below;

- regulatory and/or tax restrictions that apply to certain Grosvenor-Managed Accounts but not to others, as discussed below;

- investment constraints imposed by Investment Managers on certain Grosvenor-Managed Accounts but not on others, as discussed below;

- the availability of particular Portfolio Funds for investment by Grosvenor-Managed Accounts at certain times but not at others;

- different risk/return characteristics (notwithstanding that such Grosvenor-Managed Accounts generally have similar investment objectives);

- client-imposed portfolio management restrictions and/or other client instructions; and

- the amount of cash available for investment by different Grosvenor-Managed Accounts at certain times.

The Master Fund and other Grosvenor-Managed Accounts may be managed by different Portfolio Management Teams even though the Master Fund and such other Grosvenor-Managed Accounts may have identical or substantially similar investment objectives. Grosvenor's Portfolio Management Teams are authorized to invest the assets of the Grosvenor-Managed Accounts for which they have investment responsibility in a wide range of Portfolio Funds. As a result, it is expected that the Master Fund and other Grosvenor-Managed Accounts will have different investment portfolios resulting from different investment decisions made by their respective Portfolio Management Teams, even if the Master Fund and such other Grosvenor-Managed Accounts have identical or substantially similar investment objectives. Further, the factors discussed above are likely to result in different portfolios for Grosvenor-Managed Accounts that are managed by the same Portfolio Management Team, even though such Grosvenor-Managed Accounts have identical or substantially similar investment objectives.

Regulatory and/or tax restrictions may prohibit the Master Fund from participating in investment opportunities that are available to one or more other Grosvenor-Managed Accounts. Similarly, the Investment Managers of the Portfolio Funds in which the Master Fund may wish to invest may impose investment restrictions on the Master Fund but not on other Grosvenor-Managed Accounts. Such restrictions could render the Master Fund ineligible to invest, in whole or in part, in a Portfolio Fund in which one or more other Grosvenor-Managed Accounts are free to invest, to the possible detriment of the Master Fund.

As a result of certain restrictions imposed by the ICA on investments by the Master Fund in "affiliated persons" (as that term is defined in the ICA) of the Master Fund, the Master Fund has determined to forego some or all of its voting rights associated with investments in certain Portfolio Funds. In addition, in situations where the Master Fund and other Grosvenor-Managed Accounts own, in the aggregate, 25% or more of the interests in a particular Portfolio Fund, the Master Fund and the other Grosvenor-Managed Accounts may be precluded from making additional investments in such Portfolio Fund, even though the relevant Portfolio Management Teams may determine that it would be appropriate for the Grosvenor-Managed Accounts (including the Master Fund) to make additional investments in such Portfolio Fund.

As a result of these and other factors:

- the Master Fund may have a different investment portfolio (and, as a result, different performance results) from other Grosvenor-Managed Accounts even though the Master Fund and such other Grosvenor-Managed Accounts may have identical or substantially similar investment objectives; and

-    no assurance can be given that:

     o the Master Fund will participate in all investment opportunities in which one or more other Grosvenor-Managed Accounts, Grosvenor's proprietary accounts and/or the proprietary accounts of Grosvenor's related persons participate;

     o particular investment opportunities allocated to one or more Grosvenor-Managed Accounts, Grosvenor's proprietary accounts and/or the proprietary accounts of Grosvenor's related persons will not outperform investment opportunities allocated to the Master Fund; or

     o the Master Fund, on the one hand, and one or more other Grosvenor-Managed Accounts, Grosvenor's proprietary accounts and/or the proprietary accounts of Grosvenor's related persons, on the other hand, will receive equal or similar treatment.

POSSIBLE INCENTIVE TO FAVOR ONE OR MORE GROSVENOR-MANAGED ACCOUNTS OVER ONE OR MORE OTHER GROSVENOR-MANAGED ACCOUNTS

Grosvenor's Portfolio Management Teams might have an incentive to favor one or more Grosvenor-Managed Accounts over the Master Fund (for example, with regard to the selection of Portfolio Funds for those Grosvenor-Managed Accounts or the allocation of investment opportunities in Portfolio Funds that have limited investment capacity), because the "favored" Grosvenor-Managed Account(s) might pay Grosvenor more for its services than the Master Fund. For example, a Portfolio Management Team may have an incentive to allocate what it considers to be the best investment opportunities to Grosvenor-Managed Accounts from which Grosvenor receives performance-based compensation - in preference to Grosvenor-Managed Accounts (including the Master Fund) from which Grosvenor does not receive performance-based compensation - because Grosvenor may stand to gain greater compensation from the former types of accounts if the best investment opportunities are allocated to them.

Similarly, a member of one of Grosvenor's Portfolio Management Teams may have an incentive to favor one or more Grosvenor-Managed Accounts over the Master Fund if such person has personal investments in such "favored" Grosvenor-Managed Accounts.

As discussed below under "GROSVENOR'S ABILITY TO INVEST IN THE SAME SECURITIES IN WHICH THE MASTER FUND INVESTS," Grosvenor has adopted portfolio opportunity allocation policies and procedures that are designed to ensure that investment opportunities are fairly allocated to all Grosvenor-Managed Accounts (as well as the proprietary accounts of Grosvenor and its related persons) for which such opportunities are appropriate and that have the funds available to take advantage of such opportunities.

GROSVENOR'S ABILITY TO INVEST IN THE SAME SECURITIES IN WHICH THE MASTER FUND INVESTS

Grosvenor and/or its related persons may invest in Grosvenor-Managed Accounts (including the Master Fund) for their own accounts alongside investors who are not related to them. When they do so, Grosvenor and/or its related persons participate in the investment opportunities in which such Grosvenor-Managed Accounts participate, alongside the other investors in such Grosvenor-Managed Accounts.

In addition, Grosvenor and/or its related persons may place assets under the management of (or otherwise procure investment advisory or investment management services from) any Investment Manager directly or indirectly used by one or more of Grosvenor-Managed Accounts (including the Master Fund). For example, Grosvenor and/or its related persons may invest in a Portfolio Fund in which one or more Grosvenor-Managed Accounts (including the Master Fund) invest. Further, Grosvenor and/or its related persons may invest in a Portfolio Fund at or about the same time one or more Grosvenor-Managed Accounts (including the Master Fund) invest in such Portfolio Fund.

Grosvenor, its related persons and one or more Grosvenor-Managed Accounts that place assets under the management of, or otherwise procure investment advisory or investment management services from, any Investment Manager directly or indirectly used by the Master Fund and/or one or more other Grosvenor-Managed Accounts may do so on terms (including terms relating to fees, liquidity and transparency) that are more advantageous than those applicable to the investments that may be made by the Master Fund and/or such other Grosvenor-Managed Account(s) with such Investment Manager. To the extent that Grosvenor and/or its related persons invest with a given Investment Manager on terms that are more advantageous than those on which the Master Fund and/or one or more other Grosvenor-Managed Accounts may invest with such Investment Manager, Grosvenor and/or its related persons may have an incentive to maintain or increase the investment by the Master Fund and such other Grosvenor-Managed Accounts with such Investment Manager in order to obtain and/ or maintain such advantageous terms for the benefit of Grosvenor and/or its related persons.

In certain cases, a Portfolio Fund may have what Grosvenor refers to as "limited capacity." A Portfolio Fund has "limited capacity" when it is not willing to accept all capital that Grosvenor-Managed Accounts, Grosvenor and/or Grosvenor's related persons wish to invest in such Portfolio Fund. If Grosvenor and/or its related persons wish to invest in such a Portfolio Fund at a time when an investment in such Portfolio Fund is appropriate for the Master Fund, Grosvenor has a conflict of interest because it has a financial incentive to allocate the opportunity to the greatest extent possible to Grosvenor and/or its related persons. In order to avoid this conflict, Grosvenor may determine in certain cases that it and/or its related persons will not directly participate in a Portfolio Fund that has "limited capacity" unless and until all Grosvenor-Managed Accounts (including the Master Fund) that wish to invest in such Portfolio Fund (including, for this purpose, Grosvenor-Managed Accounts in which Grosvenor and/or its related persons participate) have invested the full amount of capital they wish to invest in such Portfolio Fund.

In other cases, Grosvenor employs policies and procedures for allocating limited investment opportunities in a manner that it believes to be equitable to the Grosvenor-Managed Accounts, Grosvenor and Grosvenor's related persons. Under these policies and procedures, to the extent that one or more Grosvenor-Managed Accounts (including the Master Fund), Grosvenor and/or Grosvenor's related persons (each of the foregoing, a "PARTICIPATING ACCOUNT") wish to invest in a particular Portfolio Fund (and have funds available to make such investment) but such Portfolio Fund has "limited capacity" and is willing to accept only a portion of the aggregate investment that the Participating Accounts wish to make, the aggregate capacity made available by such Portfolio Fund to the Participating Accounts generally is allocated to each Participating Account in the proportion that the amount such Participating Account wishes to invest in such Portfolio Fund bears to the aggregate amount that all Participating Accounts wish to invest in such Portfolio Fund, subject the investment guidelines and constraints applicable to such Participating Account and to certain limited exceptions set forth in such policies and procedures. (Similarly, if interests in a Portfolio Fund are available in the "secondary market" but such interests are not available in an amount sufficient to satisfy the aggregate amount that Participating Accounts wish to invest in such interests, such interests generally are allocated to each Participating Account that has funds available to make such investment in the proportion that the amount such Participating Account wishes to invest in such interests bears to the aggregate amount that all Participating Accounts wish to invest in such interests, subject the investment guidelines and constraints applicable to such Participating Account and to certain limited exceptions set forth in such policies and procedures).

GROSVENOR'S ABILITY TO WITHDRAW/REDEEM FROM INVESTMENTS IN WHICH GROSVENOR-MANAGED ACCOUNTS INVEST

Certain Grosvenor-Managed Accounts (including the Master Fund) may wish to withdraw/redeem from an underlying Portfolio Fund at the same time that other Grosvenor-Managed Accounts (and/or Grosvenor and its related persons) wish to withdraw/redeem from such Portfolio Fund. The ability to withdraw/redeem from any underlying Portfolio Fund may differ materially from investor to investor due to the timing of their respective investments in such Portfolio Fund, the different classes of interests in such Portfolio Fund in which they invest, special arrangements negotiated with the Investment Manager of such Portfolio Fund and/or other factors. The reasons why certain Grosvenor-Managed Accounts may wish (or be compelled to) withdraw/redeem from a particular Portfolio Fund as of a particular date also may differ materially from the reasons why other Grosvenor-Managed Accounts (and/or Grosvenor and its related persons) may wish (or be compelled to) withdraw/redeem from such Portfolio Fund as of such date. Withdrawals/redemptions or subscriptions by Grosvenor-Managed Accounts, Grosvenor and/or Grosvenor's related persons from or to a particular Portfolio Fund could in certain cases adversely affect other Grosvenor-Managed Accounts that are invested in such Portfolio Fund. Significant withdrawals/redemptions or subscriptions could, for example, cause portfolio damage, portfolio dilution, depletion of liquidity, costly portfolio rebalancings, imposition of withdrawal "gates" and under-allocation to certain positions. It could also cause a Portfolio Fund to make "in-kind" (as opposed to cash) distributions. In cases such as these, Grosvenor has a conflict of interest in making withdrawals/redemptions or subscriptions for Grosvenor-Managed Accounts. This conflict of interest could be exacerbated in situations where one or more Grosvenor-Managed Accounts (and/or Grosvenor and its related persons) may withdraw/redeem from a particular Portfolio Fund on a date as of which one or more other Grosvenor-Managed Accounts (including the Master Fund) are not able to do so. For example, certain Grosvenor-Managed Accounts (and/or Grosvenor and its related persons) may have invested in a particular Portfolio Fund pursuant to a "lock-up" that has expired, whereas one or more other Grosvenor-Managed Accounts (including the Master Fund) may still be subject to "lock-ups" in connection with their investments in such Portfolio Fund because they either (i) purchased their interests in such Portfolio Fund subsequent to the time that other Grosvenor-Managed Accounts, Grosvenor and Grosvenor's related persons purchased their interests in such Portfolio Fund or (ii) opted for liquidity classes in such Portfolio Fund that are different from the liquidity classes owned by such other Grosvenor-Managed Accounts, Grosvenor and Grosvenor's related persons.

In addition, certain withdrawal/redemption "gates" are, for example, calculated based on withdrawals/redemptions during an entire quarter or other period, so that if certain Grosvenor-Managed Accounts (and/or Grosvenor and its related persons) withdraw/redeem during a quarter, this could prevent one or more other Grosvenor-Managed Accounts (including the Master Fund) from withdrawing/redeeming at quarter-end, whereas the earlier withdrawals/redemptions are unaffected.

In sum, because the ability to withdraw/redeem from any underlying Portfolio Fund may differ materially from investor to investor due to the timing of their respective investments in such Portfolio Fund, the different classes of interests in such Portfolio Fund in which they invest, special arrangements negotiated with the Investment Manager of such Portfolio Fund and/or other factors, certain Grosvenor-Managed Accounts (and/or Grosvenor and its related persons) may have withdrawal/redemption rights that differ from those of the Master Fund, and that the exercise of such rights could have a materially adverse effect on the Master Fund.

TREATMENT AS AN INVESTMENT GROUP FOR CERTAIN TRANSACTIONS BY GROSVENOR-MANAGED ACCOUNTS

In certain cases, although each investment in a Portfolio Fund by a Grosvenor-Managed Account is a distinct transaction, Portfolio Funds may agree to treat all investments made by Grosvenor-Managed Accounts as if they had been made by the same investor for purposes of applying business terms such as "gates." Grosvenor enters into these types of arrangements because it believes that in most cases they can be expected to benefit all participating Grosvenor-Managed Accounts. However, under arrangements such as these, certain Grosvenor-Managed Accounts could make complete withdrawals/redemptions provided that other Grosvenor-Managed Accounts do not withdraw/redeem, as the former Grosvenor-Managed Accounts could make use of the withdrawal/redemption capacity allocable to the entire "group." For example, if a Grosvenor-Managed Account that is treated as part of such a "group" were to withdraw/redeem from a Portfolio Fund because such Grosvenor-Managed Account itself has received significant withdrawal/redemption requests, wishes to rebalance its portfolio or otherwise requires liquidity, its withdrawal/redemption could reduce withdrawal/redemption capacity for other members of the "group." In this example, depending on the actual terms of the applicable "gate," a particular Grosvenor-Managed Account that participates in a " group" may be entitled to receive less withdrawal/redemption proceeds in respect of a particular withdrawal/redemption than would be the case had such Grosvenor-Managed Account not participated in such "group."

In certain cases, Grosvenor is able to negotiate favorable investment terms with the Investment Managers of Portfolio Funds, but often on the condition that the Grosvenor-Managed Accounts (which, in certain cases, could include proprietary accounts of Grosvenor and its related persons) collectively maintain an aggregate minimum level of invested capital in a given Portfolio Fund or group of Portfolio Funds managed by the same Investment Manager. The need to maintain an aggregate minimum investment by Grosvenor-Managed Accounts in a particular Portfolio Fund or group of Portfolio Funds managed by the same Investment Manager in order to retain favorable investment terms for all Grosvenor-Managed Accounts that invest in such Portfolio Fund(s) creates a conflict of interest in that it creates an incentive for Grosvenor to cause a Grosvenor-Managed Account to invest in or not to withdraw/redeem from a given Portfolio Fund in order to maintain the minimum threshold investment. Proprietary capital of Grosvenor and its related persons - whether invested directly in a Portfolio Fund or through a Grosvenor-Managed Account in which Grosvenor and/or its related persons invest - may be among the capital that benefits from the minimum investment threshold being maintained, creating an additional conflict of interest.

Although Grosvenor enters into the types of arrangements discussed above because it believes that they generally can be expected to benefit all Grosvenor-Managed Accounts, there may be particular facts and circumstances under which particular Grosvenor-Managed Accounts (including the Master Fund) would receive more favorable treatment had they not participated in such arrangements.

INVESTMENTS IN "EARLY STAGE" PORTFOLIO FUNDS

Grosvenor and its related persons may from time to time invest, for their respective proprietary accounts, in early-stage Portfolio Funds (including Grosvenor-Administered Funds, discussed below) at times when investments in such Portfolio Funds would not be appropriate for the Master Fund or other Grosvenor-Managed Accounts. If Grosvenor should subsequently determine, in accordance with its then-current criteria applicable to the selection of Portfolio Funds for the Grosvenor-Managed Accounts, that such a Portfolio Fund is an appropriate investment for the Grosvenor-Managed Accounts, Grosvenor and its related persons will not be required to restructure the terms on which they invest in such Portfolio Fund in order to make investments in such Portfolio Fund available to the Master Fund if, for regulatory or other reasons, the Master Fund would be (or, in Grosvenor's reasonable determination, may be) precluded from investing in such Portfolio Fund in the absence of such restructuring.

INVESTMENTS IN GROSVENOR-ADMINISTERED FUNDS

Grosvenor and its related persons may from time to time invest, for their respective proprietary accounts, in Portfolio Funds that Grosvenor administers (but does not manage) and from which Grosvenor receives administrative or similar fees ("GROSVENOR-ADMINISTERED FUNDS"). Because of restrictions imposed by the ICA, it is not likely that Grosvenor will ever cause the Master Fund to invest in a Grosvenor-Administered Fund.

INVESTMENTS BY PORTFOLIO FUNDS IN SECURITIES ISSUED BY GROSVENOR

Certain of the Portfolio Funds in which the Master Fund invests may hold notes or other securities issued from time to time by Grosvenor or its parent company, and Grosvenor may be aware that such Portfolio Funds do so. The fact that certain Portfolio Funds may hold notes or other securities issued by Grosvenor or its parent company could, under certain facts and circumstances, potentially alter Grosvenor's objectivity in determining whether or not to invest in such Portfolio Funds and/or whether or not to withdraw/redeem from such Portfolio Funds. Grosvenor does not expect, however, that it would ever make portfolio management decisions for the Master Fund that would be different from the decisions it would make for the Master Fund if such potential conflict did not exist.

INVESTMENTS IN PORTFOLIO FUNDS MANAGED BY CLIENTS

Certain of the Portfolio Funds in which the Master Fund invests may be managed by investment management firms owned in whole or in part by Grosvenor's clients, or may hold notes or other securities issued by Grosvenor's clients, and Grosvenor may be aware of such investments. The fact that certain of the Portfolio Funds may be managed by investment management firms owned in whole or in part by Grosvenor's clients, or may hold notes or other securities issued by Grosvenor's clients, could, under certain facts and circumstances, potentially alter Grosvenor's objectivity in determining whether or not to invest in such Portfolio Funds and/or whether or not to withdraw/redeem from such Portfolio Funds. Grosvenor does not expect, however, that it would ever make portfolio management decisions for the Master Fund that would be different from the decisions it would make for the Master Fund if such potential conflict did not exist.

DIFFERENT REPORTING PACKAGES

Different investors/participants in Grosvenor-Managed Accounts, as well as certain other persons (including persons who currently have, or who previously have had, a direct or indirect interest in Grosvenor or who otherwise currently are, or who previously have been, associated with Grosvenor), receive oral and/or written reports from Grosvenor that differ in form, substance, level of detail, timing and/or frequency, based on factors such as:

-    the size of their investments with Grosvenor;

- requests for specific types of information made by such investors/participants or persons acting on their behalf;

- negotiations between Grosvenor and such investors/participants or other persons acting on their behalf; and/or

- Grosvenor's internal assessment of the likely reporting needs of such investors/participants or of persons acting on their behalf.

In particular, certain reports may include information relating to Portfolio Funds in which the Grosvenor-Managed Accounts, including the Master Fund, invest (or in which they are contemplating an investment).

While Grosvenor provides information to investors/recipients in the Grosvenor-Managed Accounts to enable them to monitor their investments in those accounts, Grosvenor cannot effectively prevent an investor/recipient who has received information that has not been provided to other recipients to use such information to determine whether to:

- withdraw/redeem from a Grosvenor-Managed Account, or increase its investment in a Grosvenor-Managed Account;

- invest directly in Portfolio Funds in which Grosvenor-Managed Accounts are invested (or in which they are contemplating investments), potentially in competition with the Grosvenor-Managed Accounts; or

- withdraw/redeem from Portfolio Funds in which Grosvenor-Managed Accounts are invested (or from which they are contemplating withdrawing/redeeming their investments), potentially to the detriment of the Grosvenor-Managed Accounts.

Any of these actions could have a material adverse effect on investors/participants who do not receive the same information provided to other investors/participants.

Notwithstanding the foregoing, recipients of Grosvenor's oral and written reports should be aware that:

- Grosvenor does not permit such recipients to copy, transmit or distribute such reports, or any data or other information contained therein, in whole or in part, or authorize such actions by others, without Grosvenor's express prior written consent; any such action taken without Grosvenor's express prior written consent may constitute a breach of contract and applicable copyright laws, and

- by their receipt of such reports, such recipients will be deemed to have acknowledged that: (i) the data and/or other information contained therein may include data and/or information that, under applicable law, may be deemed to be material, nonpublic information regarding particular securities and/or the issuers thereof; (ii) under certain circumstances, United States securities laws prohibit the purchase and sale of securities by persons or entities who are in possession of material, nonpublic information relating to such securities and/or the issuers thereof; (iii) securities laws of other jurisdictions may contain a similar prohibition; and (iv) as a result, it is possible that trading in securities that are the subject of data and/or information contained in such reports may be prohibited by law.

Grosvenor strongly encourages all recipients of its oral or written reports to review their own policies and procedures relating to the possible receipt of material, non-public information to ensure that any information that they receive from Grosvenor relating to particular securities and/or the issuers thereof will not be used in any manner that conflicts with applicable law.

TRANSFERS OF INTERESTS IN PORTFOLIO FUNDS

The Portfolio Management Team assigned to one or more Grosvenor-Managed Accounts (each, a "DIVESTING ACCOUNT") may determine that it is appropriate for such Divesting Accounts to dispose of (or decrease) their investments in a particular Portfolio Fund as of a particular date, while the Portfolio Management Team assigned to one or more other Grosvenor-Managed Accounts (each, an "INVESTING ACCOUNT") - which may be the same Portfolio Management Team responsible for the management of the Divesting Accounts - may determine that it is appropriate for such Investing Accounts to invest (or increase their investments) in such Portfolio Fund as of the same date.

In certain cases, Grosvenor will implement decisions such as these by causing a Divesting Account to withdraw/redeem its interest from a Portfolio Fund at the net asset value thereof (as calculated and reported by the Investment Manager of such Portfolio Fund), and simultaneously causing an Investing Account to invest in an interest in such Portfolio Fund at the net asset value thereof.

In other cases, Grosvenor will implement such decisions by causing a Divesting Account to assign its interest in a Portfolio Fund to an Investing Account in exchange for a cash payment from the Investing Account equal to the net asset value of the interest being assigned to the Investing Account (as calculated and reported by the Investment Manager of such Portfolio Fund).

For  purposes  of  convenience:

- Grosvenor refers to transactions of the types discussed above as "transfers" (even though the first types of transactions discussed above do not involve any transfer between the affected Grosvenor-Managed Accounts, but only a divestment from a Portfolio Fund by one or more Grosvenor-Managed Accounts and a substantially simultaneous investment in such Portfolio Fund by one or more other Grosvenor-Managed Accounts);

- Grosvenor refers to a transaction in which a Divesting Account withdraws/redeems its interest from a Portfolio Fund (in whole or in part) at the net asset value thereof, while an Investing Account substantially simultaneously invests (or increases its investment) in such Portfolio Fund, as a "cash transfer;" and

- Grosvenor refers to a transaction in which a Divesting Account assigns its interest in a Portfolio Fund (in whole or in part) at the net asset value thereof to an Investing Account, as a "book entry transfer."

In certain cases, Grosvenor is able to negotiate arrangements with Investment Managers-either at the inception of Grosvenor's relationship with an Investment Manager or on a case-by-case basis after Grosvenor has established such a relationship-that permit a Grosvenor-Managed Account that is the "cash transferee" or "book entry transferee" of an interest in such Investment Manager's Portfolio Fund to "stand in the shoes" of the transferor Grosvenor-Managed Account for purposes of determining such business terms as the duration of any "lock-up period," the continuation of any performance/incentive fee or other performance/incentive compensation "loss carryforwards," the applicability of withdrawal charges, etc. Grosvenor generally intends to take advantage, to the

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

fullest extent permitted by law, of the ability of transferee Grosvenor-Managed Accounts to receive "carryover" business terms. In certain cases, however, regulatory considerations may prohibit Grosvenor from effecting transactions in which business terms are carried over from the transferor Grosvenor-Managed Account to the transferee Grosvenor-Managed Account. For example, ERISA does not permit any such "carryover" business terms to apply in the case of transfers of interests in Portfolio Funds by Grosvenor-Managed Accounts that are subject to ERISA to any other Grosvenor-Managed Accounts, regardless of whether the transferee Grosvenor-Managed Accounts are subject to ERISA. ERISA, however, does not appear to prohibit "carryover" business terms applying in the case of transfers from Grosvenor-Managed Accounts that are not subject to ERISA to Grosvenor-Managed Accounts that are subject to ERISA. Accordingly, Grosvenor-Managed Accounts that are not subject to ERISA, including the Master Fund, may not be able to take advantage of arrangements of the type discussed above even though Grosvenor-Managed Accounts that are subject to ERISA may.

The Master Fund will not participate in "book entry transfers" because of restrictions imposed by the ICA. To the extent the Master Fund participates in "cash transfers," in no instance will any party, including Grosvenor or the Investment Manager of any affected Portfolio Fund, receive any additional compensation specifically as a result of any such cash transfer.

TRADE AND CLERICAL ERRORS

Subject to the considerations set forth below, Grosvenor is under no obligation to reimburse the Master Fund for any errors or mistakes made by Grosvenor, its employees or its agents with respect to placing or executing trades for the Master Fund or for any other administrative or clerical errors or mistakes made by the foregoing (collectively, "TRADE OR CLERICAL ERRORS"), as Grosvenor considers such errors and mistakes to be a cost of doing business. However, pursuant to the standard of care provisions of the Master Fund's operating agreement, Grosvenor will be obligated to reimburse the Master Fund for losses sustained by the Master Fund as a result of any Trade or Clerical Error that is caused by Grosvenor's failure to adhere to the standard of care set forth in such provisions. Subject to its fiduciary obligations, Grosvenor will determine:
(i) whether or not any Trade or Clerical Error is required to be reimbursed in accordance with such standard of care provisions; and (ii) if so, the extent of the loss that has been incurred by the Master Fund. Grosvenor has an inherent conflict of interest with respect to determining whether or not a Trade or Clerical Error is required to be reimbursed in accordance with the applicable standard of care provisions and with respect to determining the extent of the loss that has been incurred by the Master Fund.

If a Trade or Clerical Error occurs other than as a result of Grosvenor's failure to adhere to the applicable standard of care, Grosvenor, in its sole discretion, reserves the right to reimburse the Master Fund for any losses sustained by the Master Fund as a result of such Trade or Clerical Error. Grosvenor's reimbursement of the Master Fund for a Trade or Clerical Error in such a situation will not constitute a waiver of Grosvenor's general policy to cause the Master Fund to bear the losses associated with other Trade or Clerical Errors that occur other than as a result of Grosvenor's failure to adhere to the applicable standard of care. Any net gain resulting from Trade or Clerical Errors will be for the benefit of the Master Fund and will not be retained by Grosvenor.

RECEIPT OF SENSITIVE INFORMATION

Grosvenor may from time to time receive, from Investment Managers of the Portfolio Funds in which the Grosvenor-Managed Accounts invest, information that is not generally known to other investors in such Portfolio Funds. In these cases, legal or regulatory constraints could prevent Grosvenor from acting in the manner in which it otherwise would act on behalf of one or more Grosvenor-Managed Accounts, including the Master Fund.

PROXY VOTING

Grosvenor has developed certain policies and procedures to manage the conflicts of interest that may arise in connection with voting proxies on behalf of the Master Fund and the other Grosvenor-Managed Accounts. These policies and procedures are summarized in Item 17 of Part 2A of Grosvenor's SEC Form ADV and in Item 7 of this Form N-CSR.

BROKERAGE EXPENSES

Except in the very limited case of any potential "secondary market" transactions in interests in Portfolio Funds, the Master Fund invests in Portfolio Funds without the involvement of any financial intermediary such as a broker-dealer, and commissions are not payable in connection with such investments. To the extent that the Master Fund engages in "secondary market" transaction in interests in Portfolio Funds or purchases or sells investments other than investments in Portfolio Funds, Grosvenor has the authority to determine the financial intermediaries to be used in connection with such transactions/investments and to negotiate the amount of commissions or other transactional compensation to be paid to such intermediaries in connection with such transactions/investments - which commissions or other compensation are borne by the Master Fund.

In determining which intermediaries to use, Grosvenor focuses on the quality of the execution-related services provided by the intermediaries (including factors such as the ability of the intermediaries to execute transactions efficiently, their responsiveness to instructions, their facilities, their reliability and their financial stability), and does not necessarily select those that charge the lowest commissions or other transactional costs.

Grosvenor does not separately compensate financial intermediaries for the provision of non-execution related services and does not believe that it "pay ups" for such services. However, Grosvenor may from time to time use financial intermediaries that provide research-related products or services to most or all of their customers, and - although Grosvenor does not request research-related products or services from such financial intermediaries - Grosvenor may on occasion receive and use research provided by such intermediaries. In this situation, Grosvenor receives a benefit because it does not have to produce or pay for the research. Accordingly, Grosvenor may have an incentive to select financial intermediaries based on its interest in receiving the research or other products or services rather than on its clients' interest in receiving the most favorable execution. However, since the research provided is not material in nature and quantity and is provided without Grosvenor's request, Grosvenor believes that its receipt of such research does not have a material effect on its selection of financial intermediaries.

RELATIONSHIPS WITH CONSULTING FIRMS

Persons employed by or otherwise associated with Grosvenor may be related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with consulting firms. In certain cases, such persons employed by or otherwise associated with consulting firms may be responsible for:

- analyzing and/or monitoring "fund of funds" investment managers on behalf of such consulting firms;

- recommending "fund of funds" investment managers to the investment committees or similar governing committees of such consulting firms;

- selecting the "funds of funds" investment managers that such consulting firms will present to their clients as potential managers of such clients' assets;

- recommending particular "fund of funds" investment managers to clients of such consulting firms;

- recommending that clients of such consulting firms continue to retain the services of, or discharge, "fund of funds" investment managers; and/or

- otherwise playing an instrumental role in the process whereby clients of such consulting firms select, and/or retain or discharge, "fund of funds" investment managers.

In cases where persons employed by or otherwise associated with consulting firms have one or more responsibilities of the types discussed above and are related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with Grosvenor, such persons may have an incentive to select Grosvenor as a potential manager of the assets of clients of such consulting firms, to recommend Grosvenor to clients of such consulting firms and/or to recommend that clients of such consulting firms continue to utilize Grosvenor's services.

Grosvenor believes that is the responsibility of consulting firms to recuse interested individuals or take other appropriate steps to protect the integrity of their decision-making processes, and to make appropriate disclosures of potential conflicts of interest to their clients. Grosvenor urges prospective investors who utilize the services of consulting firms to inquire of such consulting firms whether they are subject to such a conflict of interest.

Grosvenor may from time to time enter into arrangements with consulting firms that represent existing and prospective clients, pursuant to which such consulting firms provide Grosvenor certain performance or other data on the "fund of funds" industry. Grosvenor may compensate such a consulting firm for such services on an annual flat-fee or other basis. In no event will Grosvenor enter into any such arrangement unless it first determines to its reasonable satisfaction that the firm that provides services to Grosvenor for compensation from Grosvenor discloses that fact to all clients to whom it recommends Grosvenor.

RELATIONSHIPS WITH INVESTMENT MANAGERS AND OTHER SERVICE PROVIDERS

Persons employed by or otherwise associated with Grosvenor may be related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with the Investment Managers of existing or prospective Portfolio Funds or with other third-parties that provide or contemplate providing services to Grosvenor and/or one or more Grosvenor-

Managed Accounts. In certain cases, such persons employed by or otherwise associated with Grosvenor may be responsible for:

- analyzing and/or monitoring existing or prospective Portfolio Funds managed by such Investment Managers, or analyzing and/or monitoring other third-parties that provide or contemplate providing services to Grosvenor and/or one or more Grosvenor-Managed Accounts;

- recommending that Grosvenor approve Portfolio Funds managed by such Investment Managers as eligible investments for Grosvenor-Managed Accounts;

- recommending that one or more Grosvenor-Managed Accounts add capital to, or withdraw their capital (in whole or in part) from, Portfolio Funds managed by such Investment Managers;

- making the final decision to approve Portfolio Funds managed by such Investment Managers as eligible investments for Grosvenor-Managed Accounts;

- making the final decision to cause one or more Grosvenor-Managed Accounts to add capital to, or withdraw their capital (in whole or in part) from, Portfolio Funds managed by such Investment Managers;

- recommending that Grosvenor retain other third-parties that wish to provide services to Grosvenor and/or one or more Grosvenor-Managed Accounts; and/or

- recommending that Grosvenor discharge third-parties that provide services to one or more Grosvenor-Managed Accounts.

In cases where persons employed by or otherwise associated with Grosvenor have one or more responsibilities of the types discussed above and are related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with Investment Managers of existing or prospective Portfolio Funds or other third-parties that provide or contemplate providing services to Grosvenor and/or one or more Grosvenor-Managed Accounts, such persons may have an incentive to base their decisions on personal considerations rather than on the best interests of the affected Grosvenor-Managed Accounts. Grosvenor, however, monitors relationships of these types with a view to determining whether there is a reasonable likelihood that such persons will base their decisions on personal considerations rather than on the best interests of the affected Grosvenor-Managed Accounts, and will take appropriate action if it determines that such a reasonable likelihood exists.

GIFTS, MEALS AND ENTERTAINMENT

Grosvenor personnel may receive gifts, meals and/or entertainment from service providers doing business with Grosvenor and/or one or more Grosvenor-Managed Accounts, or from prospective service providers, including existing and prospective Investment Managers. Grosvenor maintains policies and procedures that it believes are reasonably designed to preserve Grosvenor's objectivity with respect to the selection, retention and termination of service providers, notwithstanding the receipt of gifts, meals and/or entertainment by Grosvenor personnel from such service providers. However, notwithstanding these policies and procedures, to the extent that Grosvenor's employees receive gifts, meals and/or entertainment from a service provider or prospective service provider, such employees may have an incentive to seek to cause Grosvenor and/or one or more Grosvenor-Managed Accounts to enter into a business relationship with, or to sustain or expand an existing business relationship with, such service provider even if doing so is not in the best interests of such Grosvenor-Managed Account(s).

Grosvenor from time to time provides meals and entertainment to persons employed by or otherwise associated with consultants, financial advisors, clients and prospective clients (which may include investors and prospective investors in the Feeder Funds). In certain cases, Grosvenor may provide such meals and entertainment to clients or prospective clients at the request of consultants, financial planners or other third-parties. It is possible that providing meals and entertainment to such persons could affect their decision-making responsibilities.

CHARITABLE AND PHILANTHROPIC ACTIVITIES

Grosvenor and its principals, and Investment Managers of the Portfolio Funds in which the Master Fund invests and their principals, may engage in philanthropic activities through contributions of their time and/or financial resources to charitable organizations. Grosvenor and its principals, on the one hand, and such Investment Managers and their principals, on the other hand, may from time to time ask each other to participate in their respective philanthropic activities. Grosvenor and its principals, and such Investment Managers and their principals, are free to participate in philanthropic opportunities brought to their attention by one another. Under no circumstances will such participation or lack thereof be a factor in Grosvenor's investment management process.

Similarly, Grosvenor and its principals, and investors/participants in Grosvenor-Managed Accounts and their principals, may engage in philanthropic activities through contributions of their time and/or financial resources to charitable organizations. Grosvenor and its principals, on the one hand, and investors/participants in Grosvenor-Managed Accounts and their principals, on the other hand, may from time to time ask each other to participate in their respective philanthropic activities. Grosvenor and its principals, and investors/participants in Grosvenor-Managed Accounts and their principals, are free to participate in philanthropic opportunities brought to their attention by one another. Under no circumstances will such participation or lack thereof be a factor in Grosvenor's investment management process.

Grosvenor has frequent interaction with consultants and financial advisors who represent prospective and existing investors/participants in Grosvenor-Managed Accounts, including investors/participants that are subject to ERISA. Grosvenor does not pay these consultants or financial advisors to recommend Grosvenor or any Grosvenor-Managed Account to their clients. However, consultants and financial advisors have from time to time invited Grosvenor and its principals to participate in particular philanthropic activities, and can be expected to continue to do so in the future. Grosvenor has participated in such philanthropic activities in the past and can be expected to continue to do so in the future. Under no circumstances will such participation or lack thereof be a factor in Grosvenor's investment management process.

ITEM 9 - PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which members may recommend nominees to the Registrant's board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM  11  -  CONTROLS  AND  PROCEDURES

(A) The Registrant's principal executive officer and principal financial officer, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the Registrant in Form N-CSR is accumulated and communicated to the Registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(B) There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12 - EXHIBITS

(A)(1) Code of ethics referred to in Item 2 is attached hereto.

(A)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
       Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(A)(3) Not applicable.

(B)    Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       GROSVENOR REGISTERED MULTI-STRATEGY
                                       MASTER FUND, LLC

                                       By: /s/ Scott J. Lederman
                                           ----------------------------
                                           Scott J. Lederman
                                           Chief Executive Officer and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Scott J. Lederman     Chief Executive Officer and
    ---------------------     President                        June 7, 2011
    Scott J. Lederman


By: /s/ Zachary D. Weber      Chief Financial Officer and
    -----------------------   Treasurer                        June 7, 2011
    Zachary D. Weber

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